ANNUAL
                                     REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                 MARCH 31, 1998

                                     BENHAM
                                      GROUP

                              Capital Preservation
                                Government Agency

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Services Update ...........................................................    3
Capital Preservation
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    7
           Financial Highlights ...........................................   18
Government Agency
           Performance & Portfolio Information ............................    8
           Management Q & A ...............................................    9
           Schedule of Investments ........................................   11
           Financial Highlights ...........................................   19
Statements of Assets and Liabilities ......................................   12
Statements of Operations ..................................................   13
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   15
Report of Independent Accountants .........................................   20
Retirement Account Information ............................................   21
Background Information
           Investment Philosophy & Policies ...............................   24
           Comparative Indices ............................................   24
           Lipper Rankings ................................................   24
           Investment Team Leaders ........................................   24
Glossary ..................................................................   25

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  Capital Preservation
   Government Agency

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

CAPITAL PRESERVATION

* The fund's 5.06% return for the fiscal year ended March 31, 1998, beat the 4.86% return of the average Treasury money market fund.

* Money market yields remained in a narrow range for much of the fiscal year, so we employed several strategies to enhance the fund's yield, including:

    - Dollar rolls, which involved buying Treasury bills and selling them back at a prearranged price and date (usually the next day or week).

    - Range trading, which involved buying Treasurys when yields were at the top end of the range and selling them when yields were at the bottom of the range.

* Starting from a neutral position, we adjusted the fund's average maturity throughout the fiscal year:

    - We lengthened the maturity in mid-1997 to lock in higher yields before interest rates fell.

    - We shortened the maturity back to neutral in early 1998 because we weren't getting much extra yield for longer-maturity securities.

* It's likely that the Federal Reserve will keep interest rates steady in the coming months, but if the Fed moves, we expect it to be an interest rate hike.

* We plan to maintain the fund's current neutral positioning until there is a clearer direction for interest rates.

GOVERNMENT AGENCY

* The fund's 5.14% return for the fiscal year ended March 31, 1998, beat the 4.99% return of the average government money market fund.

* Money market yields remained in a narrow range for much of the fiscal year, so we employed several strategies to enhance the fund's yield, including:

    - Dollar rolls, which involved buying Treasury bills and selling them back at a prearranged price and date (usually the next day or week).

    - Range trading, which involved buying Treasurys when yields were at the top end of the range and selling them when yields were at the bottom of the range.

* We maintained a fairly neutral average maturity for the fund throughout the fiscal year.

* We cut back on government discount notes because we found more attractive investments, including floating-rate government notes and dollar rolls.

* It's likely that the Federal Reserve will keep interest rates steady in the coming months, but if the Fed does make a move, we expect it to be an interest rate hike.

* We plan to maintain the fund's current neutral positioning until there is a clearer direction for interest rates.

            CAPITAL PRESERVATION

TOTAL RETURNS:                AS OF 3/31/98
     6 Months                        2.50%*
     1 Year                           5.06%

7-DAY CURRENT YIELD:                  4.94%

NET ASSETS:                    $3.1 billion
     (AS OF 3/31/98)

INCEPTION DATE:                    10/13/72

TICKER SYMBOL:                        CPFXX


              GOVERNMENT AGENCY

TOTAL RETURNS:                AS OF 3/31/98
     6 Months                        2.56%*
     1 Year                           5.14%

7-DAY CURRENT YIELD:                  5.05%

NET ASSETS:                  $487.8 million
     (AS OF 3/31/98)

INCEPTION DATE:                     12/5/89

TICKER SYMBOL:                        BGAXX

* Not annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 25.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    During the 12 months ended March 31, 1998, the Federal Reserve held short-term interest rates steady against a backdrop of low inflation, an improving federal budget and a healthy economy. As a result, money market yields were relatively stable. Shareholders in Capital Preservation and Government Agency funds enjoyed competitive money market returns combined with the safety of Treasury and government agency securities.

    The past year has been eventful for American Century. We gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working hard to prepare our computer systems for year 2000 (Y2K), which has been widely publicized in the financial press. Y2K refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                                SERVICES UPDATE

    We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

    No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

    There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

    We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer to your bank account.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

    No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

    Exchanges can be made by:

    *   calling an Investor Services representative
        (1-800-345-2021)

    *   dialing into our Automated Information Line
        (1-800-345-8765)

    *   writing us a letter

    *   connecting to our Web site
        (www.americancentury.com)

    You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

    Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* TO BUY--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* TO SELL--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market fund.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR   SERVICES,   CALL  US  TOLL-FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).


ANNUAL REPORT                                       SERVICES UPDATE       3


                             CAPITAL PRESERVATION

                                                                                   AVERAGE ANNUAL RETURNS
                                        6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Capital Preservation ..................   2.50%            5.06%           5.02%           4.40%             5.24%

90-Day Treasury Bill Index ............   2.14%            4.74%           5.10%           4.67%             5.45%

Average U.S. Treasury
Money Market Fund(2) ..................   2.41%            4.86%           4.91%           4.30%             5.23%

Fund's Ranking Among U.S. Treasury
Money Market Funds(2) .................    --          21 out of 97    24 out of 83    17 out of 64       7 out of 17

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF MARCH 31, 1998
                                     7-DAY              7-DAY
                                    CURRENT           EFFECTIVE
                                     YIELD              YIELD
Capital Preservation                 4.94%              5.06%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                     3/31/98            3/31/97
Number of Securities                   14                 19
Weighted Average Maturity            48 days            49 days
Expense Ratio                         0.49%              0.49%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


4      CAPITAL PRESERVATION                   AMERICAN CENTURY INVESTMENTS


                             CAPITAL PRESERVATION

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the Capital Preservation fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    Capital Preservation performed well relative to the average Treasury money market fund. For the fiscal year ended March 31, 1998, the fund returned 5.06%, compared with the 4.86% average return of the 97 "U.S. Treasury Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    Capital Preservation also produced more income than the average Treasury money market fund. The fund's 7-day effective yield as of March 31, 1998, was 5.06%, compared with the 4.90% yield of the average Treasury money market fund (according to Lipper).

WHAT HELPED CAPITAL PRESERVATION OUTPACE THE AVERAGE TREASURY MONEY MARKET FUND

    It was mainly our effective use of strategies known as "dollar rolls" and "range trading." With a dollar roll, we buy Treasury bills and agree to sell them back at a specific price and date--typically the next day or week. We employed this strategy when the difference between our buy and sell price gave us a higher yield than an equivalent Treasury bill.

    Range trading refers to a strategy we rely on when money market rates remain in a very narrow range, as they did during much of the past six months. When market forces--such as supply and demand imbalances or unexpected economic news--pushed yields to the high end of this range, we tended to do more buying; when yields dipped to the low end of the range, we did more selling. By actively exploiting these opportunities, we were able to add to the fund's total return.

    The fund's below-average expenses also helped enhance performance. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

YOU SHORTENED THE FUND'S AVERAGE MATURITY DURING THE PAST SIX MONTHS. WHY?

    In the first quarter of 1998, many market participants began to expect the Federal Reserve to lower interest rates. As a result, investors pushed the yields on longer-term money market securities lower. We sold many longer-term securities at a profit and invested in shorter-term paper without giving up much yield.

    Our shift toward shorter-term securities caused the fund's average maturity to drop from 60 days in September to a more neutral level of about 45 days by the end of the period. We keep the average maturity around this neutral position when we feel that interest rates are likely to remain steady.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Treasury Notes     51%
Treasury Bills     49%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Bills     61%
Treasury Notes     39%


ANNUAL REPORT                                  CAPITAL PRESERVATION       5


                             CAPITAL PRESERVATION

WHY DID YOU REDUCE CAPITAL PRESERVATION'S HOLDINGS IN TREASURY BILLS WHILE INCREASING ITS STAKE IN TREASURY NOTES OVER THE PAST SIX MONTHS (SEE THE CHART ON THE PREVIOUS PAGE)?

    Diminishing supply and strong demand for Treasury bills made them less attractive than Treasury notes. Thanks to the federal budget surplus, the government's borrowing needs have shrunk, so it has curtailed its issuance of T-bills. In addition, the demand for T-bills picked up because investors were looking for "safe havens" from currency and economic problems in Asia and interest rate uncertainty here at home. Strong demand and low supply combined to drive Treasury bill yields down, so we were able to find better values among Treasury notes.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES GOING FORWARD?

    The answer hinges in large part on the economic health of Asia. When problems in that region first surfaced last year, many observers argued that the U.S. economy would slow in response and inflationary threats would cool. However, recent evidence indicates that the effects of Asia's turmoil on the U.S. economy have been fairly mild. Unless the Asian crisis has a more dramatic slowing effect on U.S. economic growth in the months to come, there could be upward pressure on interest rates.

    We believe there's about an even chance that the Fed will hold rates steady over the near term. But if the Fed chooses to act, we think that it is more likely to raise rates to stave off potential inflation than cut rates to stimulate the economy.

WITH THAT OUTLOOK IN MIND, WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

    Until we have a better feel for where interest rates are headed, we plan to keep the fund's average maturity in a neutral range. That way, we'll be able to reinvest assets quickly to capture rising yields if the Fed raises interest rates.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/98)
1-30 days          44%
31-60 days         17%
61-90 days         13%
91-180 days        26%

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
1-30 days          18%
31-60 days         35%
61-90 days         17%
91-180 days        30%


6      CAPITAL PRESERVATION                   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                             CAPITAL PRESERVATION

MARCH 31, 1998

Principal Amount                                                    Value
------------------------------------------------------------------------------

U.S. TREASURY BILLS(1)

     $255,000,000  U.S. Treasury Bills, 5.37%,
                       4/16/98                              $    254,429,443

      406,000,000  U.S. Treasury Bills, 5.29%-5.38%,
                       4/23/98                                   404,677,523

      100,000,000  U.S. Treasury Bills, 5.30%-5.36%,
                       4/30/98                                    99,570,840

       25,000,000  U.S. Treasury Bills, 5.11%,
                       5/7/98                                     24,872,418

       50,000,000  U.S. Treasury Bills, 5.08%,
                       5/21/98                                    49,647,569

      211,500,000  U.S. Treasury Bills, 4.98%-5.05%,
                       6/18/98                                   209,203,217

      105,000,000  U.S. Treasury Bills, 5.06%, 7/2/98            103,658,100

      150,000,000  U.S. Treasury Bills, 5.09%-5.10%,
                       8/20/98                                   147,009,625
                                                            -------------------

TOTAL U.S. TREASURY BILLS--49.1%                               1,293,068,735
                                                            -------------------

U.S. TREASURY NOTES(1)

       50,000,000  U.S. Treasury Notes, 5.125%,
                       4/30/98                                    49,980,376

      350,000,000  U.S. Treasury Notes, 5.875%,
                       4/30/98                                   350,109,994

      365,000,000  U.S. Treasury Notes, 6.125%,
                       5/15/98                                   365,272,282

      125,000,000  U.S. Treasury Notes, 6.00%,
                       5/31/98                                   125,074,777

      350,000,000  U.S. Treasury Notes, 6.25%,
                       6/30/98                                   350,735,876

      100,000,000  U.S. Treasury Notes, 5.875%,
                       8/15/98                                   100,139,406
                                                            -------------------

TOTAL U.S. TREASURY NOTES--50.9%                               1,341,312,711
                                                            -------------------

TOTAL INVESTMENT SECURITIES--100.0%                           $2,634,381,446
                                                            ===================

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements


ANNUAL REPORT                                  CAPITAL PRESERVATION       7


                               GOVERNMENT AGENCY

                                                                                  AVERAGE ANNUAL RETURNS
                                       6 MONTHS         1 YEAR           3 YEARS         5 YEARS     LIFE OF FUND(2)
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Government Agency .....................  2.56%            5.14%           5.13%           4.50%         4.98%

90-Day Treasury Bill Index ............  2.14%            4.74%           5.10%           4.67%         4.94%(3)

Average U.S. Government
Money Market Fund(4) ..................  2.48%            4.99%           5.00%           4.37%         4.69%(3)

Fund's Ranking Among U.S.
Government Money Market Funds(4) ......   --          25 out of 112   25 out of 101   20 out of 81     4 out of 53(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was December 5, 1989.

(3) Since 12/31/89, the date nearest the fund's inception for which data are available.

(4) According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF MARCH 31, 1998
                                        7-DAY             7-DAY
                                       CURRENT          EFFECTIVE
                                        YIELD             YIELD
Government Agency                       5.05%             5.18%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                       3/31/98           3/31/97
Number of Securities                     28                49
Weighted Average Maturity             50 days           42 days
Expense Ratio                          0.51%              0.57%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


8      GOVERNMENT AGENCY                      AMERICAN CENTURY INVESTMENTS


                               GOVERNMENT AGENCY

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the Government Agency Money Market fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    Government Agency performed well. For the fiscal year ended March 31, 1998, the fund returned 5.14%, compared with the 4.99% average return of the 112 "U.S. Government Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    Government Agency also produced more income than the average government money market fund. The fund's 7-day effective yield as of March 31, 1998, was 5.18%, compared with the 5.00% yield of the average government money market fund (according to Lipper).

HOW DID GOVERNMENT AGENCY MANAGE TO PRODUCE GREATER RETURNS AND INCOME THAN ITS PEERS?

    There were three major factors. First was our use of dollar rolls, which involve buying Treasury bills and agreeing to sell them back at a specific price and date--typically the next day or week. We employed this strategy when the difference between our buy and sell price gave us a higher yield than other short-term government securities.

    Second, we took advantage of inefficiencies in the market by "range trading." Because the Federal Reserve didn't change short-term interest rates during the period, agency security yields remained within a relatively narrow range. When market forces--such as supply and demand imbalances or unexpected economic news--pushed yields to the high end of this range, we tended to buy agency securities; when yields dipped to the low end of the range, we invested in dollar rolls. By actively exploiting these opportunities, we were able to add to the fund's total return.

    Finally, Government Agency's expenses were below those of the average U.S. government agency money market fund. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

HOW DID YOU POSITION THE FUND DURING THE PAST SIX MONTHS?

    We were pretty neutral. We consider an average maturity of 40-60 days to be a neutral position for the fund. We take a neutral position when we're unsure about the future direction of interest rates. With the economic turmoil in Asia calling into question future U.S. economic growth, we didn't feel that there was an iron-clad case for believing that short-term interest rates would rise or fall. As a result, we kept the average maturity within that neutral range.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Government Agency
Discount Notes     67%
Government
Agency Notes       20%
Floating-Rate
Agency Notes       13%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Government Agency
Discount Notes     90%
Floating-Rate
Agency Notes        5%
Government
Agency Notes        5%


ANNUAL REPORT                                     GOVERNMENT AGENCY       9


                               GOVERNMENT AGENCY

WHY DID YOU REDUCE THE PERCENTAGE OF FUND ASSETS IN GOVERNMENT AGENCY DISCOUNT NOTES (SEE THE CHART ON THE PREVIOUS PAGE)?

    It was a matter of finding more attractive securities in other segments of the market. For example, we added some agency notes issued by the Federal Farm Credit Bank (FFCB) in December when they offered better yields than many discount notes. Likewise, our increased holdings in Treasury dollar rolls enabled us to put short-term cash positions to work in securities with higher yields than those offered by overnight discount notes.

WHAT OTHER AGENCY SECURITIES DID YOU FAVOR?

    We gravitated toward securities issued by the Federal Home Loan Bank (FHLB); they made up about 58% of the fund's investments at the end of the period. While many other agencies were curtailing their issuance of short-term securities, FHLB remained an active issuer of state tax-free government agency securities. The relatively large supply helped keep their yields attractive throughout the period.

YOU INCREASED HOLDINGS IN FLOATING-RATE NOTES (FLOATERS) DURING THE PAST SIX MONTHS. WHY?

    Floaters reset their interest rates periodically, so they can be a good way to capture higher yields when rates rise. But in this case, we bought them because they were a better value--they tended to yield about 40-50 basis points (0.40%- 0.50%) more than Treasury bills.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES GOING FORWARD?

    There's no clear-cut trend right now. On one hand, the U.S. economy is posting healthy growth evidenced by low unemployment, increased housing activity and strong retail sales. On the other hand, economic problems in Asia could have an adverse effect on U.S. economic growth. So far, the effects of the "Asian flu" have been much milder than originally expected. That's not to say the U.S. is out of the woods yet; it may be that the full brunt of the crisis won't be felt in this country until summer.

    Against that backdrop, we believe there's about a 50% chance the Federal Reserve will stand pat. Should the Fed decide to make a move, we think that it is more likely to raise rates to stave off inflation than cut rates to stimulate the economy.

WITH THAT OUTLOOK IN MIND, WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

    We plan to keep Government Agency's average maturity in a neutral range until there is more clear-cut and sustained evidence about the direction of U.S. economic growth and inflation. In the meantime, we'll continue to rely on range trading in an effort to add to total return. We'll also keep an eye out for opportunities to diversify holdings more broadly across various agencies.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/98)
1-30 days         52%
31-60 days        11%
61-90 days        13%
91-180 days       24%

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
1-30 days         43%
31-60 days        23%
61-90 days        23%
91-180 days        9%
181-397 days       2%


10      GOVERNMENT AGENCY                      AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                               GOVERNMENT AGENCY

MARCH 31, 1998

Principal Amount                                                    Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)

      $15,000,000  FFCB Discount Note, 5.33%,
                       4/16/98                                $   14,966,687

       17,500,000  FHLB Discount Note, 5.90%,
                       4/1/98                                     17,500,000

       10,000,000  FHLB Discount Note, 5.45%,
                       4/8/98                                      9,989,403

       15,000,000  FHLB Discount Note, 5.35%,
                       4/15/98                                    14,968,792

       13,320,000  FHLB Discount Note, 5.44%,
                       4/16/98                                    13,289,808

       12,000,000  FHLB Discount Note, 5.56%,
                       4/23/98                                    11,959,226

        9,175,000  FHLB Discount Note, 5.35%,
                       5/8/98                                      9,124,550

       25,000,000  FHLB Discount Note, 5.36%,
                       5/15/98                                    24,836,222

       21,000,000  FHLB Discount Notes, 5.40% -
                       5.54%, 5/27/98                             20,821,422

        4,115,000  FHLB Discount Note, 5.54%,
                       6/3/98                                      4,075,105

       23,887,000  FHLB Discount Notes, 5.53% -
                       5.54%, 6/5/98                              23,648,425

       15,000,000  FHLB Discount Note, 5.40%,
                       6/9/98                                     14,844,750

       20,000,000  FHLB Discount Note, 5.41%,
                       6/12/98                                    19,783,600

       25,000,000  FHLB Discount Note, 5.28%,
                       6/30/98                                    24,670,000

        5,333,000  FHLB Discount Note, 5.27%,
                       7/24/98                                     5,244,001

       40,000,000  FHLB Discount Note, 5.27%,
                       8/14/98                                    39,210,250

       20,000,000  FHLB Discount Note, 5.37%,
                       9/25/98                                    19,471,950

       40,000,000  TVA Discount Note, 5.33%,
                       4/21/98                                    39,881,556
                                                            -------------------

TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--67.2%                                     328,285,747
                                                            -------------------


Principal Amount                                                     Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES

     $  4,400,000  FFCB, 5.47%, 4/1/98                        $    4,400,000

       55,000,000  FFCB, 5.62%, 4/1/98                            55,000,000

        3,000,000  FFCB, 5.65%, 7/1/98                             2,999,948

       15,000,000  FFCB MTN, VRN, 5.28%, 4/7/98,
                       resets weekly off the 6-month
                       T-Bill rate with no caps                   14,999,547

       10,000,000  FHLB, 5.91%, 4/2/98                            10,000,078

       10,000,000  SLMA MTN, 6.25%, 6/30/98                       10,015,962

       13,675,000  SLMA MTN, 5.79%, 9/16/98                       13,682,856

        9,000,000  SLMA MTN, VRN, 5.68%, 4/7/98,
                       resets weekly off the
                       3-month T-Bill rate plus 0.49% with no
                       caps                                        9,000,228

       10,000,000  SLMA, VRN, 5.59%,  4/7/98,
                       resets weekly off the 3-month
                       T-Bill rate plus 0.40% with no
                       caps                                        9,999,331

       30,000,000  SLMA, VRN, 5.54%,  4/7/98,
                       resets weekly off the 3-month
                       T-Bill rate plus 0.35% with no
                       caps                                       29,997,600
                                                            -------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--32.8%                                         160,095,550
                                                            -------------------

TOTAL INVESTMENT SECURITIES--100.0%                             $488,381,297
                                                            ===================

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective March 31, 1998.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Rates disclosed are the yield to maturity at purchase.

See Notes to Financial Statements


ANNUAL REPORT                                     GOVERNMENT AGENCY       11


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                CAPITAL            GOVERNMENT
MARCH 31, 1998                                PRESERVATION           AGENCY

ASSETS

Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes)
  (Note 1) ...........................     $ 2,634,381,446      $   488,381,297

Cash .................................           5,604,878              760,463

Receivable for investments sold ......         650,007,058                 --

Interest receivable ..................          33,997,561            2,822,080

Other assets .........................               9,616                1,452
                                           ---------------      ---------------
                                             3,324,000,559          491,965,292
                                           ---------------      ---------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ................          24,466,988            3,758,676

Payable for investments
  purchased ..........................         152,659,350                 --

Payable for capital shares
  redeemed ...........................           1,021,549              218,884

Accrued management fees
  (Note 2) ...........................           1,260,765              195,259

Payable for trustees' fees
  and expenses .......................               6,812                  953

Accrued expenses and
  other liabilities ..................               1,488                  173
                                           ---------------      ---------------
                                               179,416,952            4,173,945
                                           ---------------      ---------------
Net Assets ...........................     $ 3,144,583,607      $   487,791,347
                                           ===============      ===============

CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ..............       3,144,640,390          487,813,820
                                           ===============      ===============
Net Asset Value Per Share ............     $          1.00      $          1.00
                                           ===============      ===============

NET ASSETS CONSIST OF:

Capital paid in ......................     $ 3,144,640,390      $   487,813,820

Accumulated net realized
  loss on investment
  transactions .......................             (56,783)             (22,473)
                                           ---------------      ---------------
                                           $ 3,144,583,607      $   487,791,347
                                           ===============      ===============

See Notes to Financial Statements


12     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS

                                                  CAPITAL           GOVERNMENT
YEAR ENDED MARCH 31, 1998                       PRESERVATION          AGENCY

INVESTMENT INCOME

Income:

Interest ................................       $164,225,471       $ 25,911,849
                                                ------------       ------------
Expenses (Note 2):

Investment advisory fees ................         11,994,029          1,929,073

Administrative fees .....................          1,146,326            144,980

Transfer agency fees ....................            933,109            163,368

Printing and postage ....................            275,226             55,182

Custodian fees ..........................            243,820             39,262

Trustees' fees and expenses .............            100,834             13,445

Telephone expenses ......................             51,150              7,168

Auditing and legal fees .................             35,910              8,663

Registration and filing fees ............             30,858             10,232

Other operating expenses ................             26,038              5,585
                                                ------------       ------------
  Total expenses ........................         14,837,300          2,376,958
                                                ------------       ------------
Net investment income ...................        149,388,171         23,534,891
                                                ------------       ------------
Net realized gain (loss) on
  investments ...........................          1,225,909            (22,473)
                                                ------------       ------------
Net Increase in Net Assets
  Resulting from Operations .............       $150,614,080       $ 23,512,418
                                                ============       ============

See Notes to Financial Statements


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       13

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1998                         CAPITAL                              GOVERNMENT
AND MARCH 31, 1997                               PRESERVATION                             AGENCY

Increase (Decrease) in Net Assets            1998               1997              1998              1997

OPERATIONS

Net investment income ...........   $   149,388,171    $   141,191,337    $    23,534,891    $    23,085,479

Net realized gain (loss)
  on investments ................         1,225,909            752,673            (22,473)            10,130
                                    ---------------    ---------------    ---------------    ---------------
Net increase in net assets
  resulting from operations .....       150,614,080        141,944,010         23,512,418         23,095,609
                                    ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ......      (149,514,002)      (141,065,506)       (23,534,891)       (23,085,479)

From net realized gains on
  investment transactions .......        (1,199,172)          (752,673)              --              (10,130)

In excess of net realized gains
  on investment transactions ....              --              (83,520)              --                 --
                                    ---------------    ---------------    ---------------    ---------------
Decrease in net assets from
   distributions to shareholders       (150,713,174)      (141,901,699)       (23,534,891)       (23,095,609)
                                    ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold .......     2,473,239,090      2,258,573,530        392,750,417        409,848,791

Proceeds from shares issued
  in connection
  with acquisition (Note 3) .....       213,901,483               --                 --                 --

Proceeds from reinvestment
  of distributions ..............       143,557,124        136,153,282         22,581,430         22,319,108

Payments for shares redeemed ....    (2,664,029,704)    (2,494,312,912)      (398,276,839)      (464,737,370)
                                    ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in
  net assets from
  capital share transactions ....       166,667,993        (99,586,100)        17,055,008        (32,569,471)
                                    ---------------    ---------------    ---------------    ---------------
Net increase (decrease)
  in net assets .................       166,568,899        (99,543,789)        17,032,535        (32,569,471)

NET ASSETS

Beginning of year ...............     2,978,014,708      3,077,558,497        470,758,812        503,328,283
                                    ---------------    ---------------    ---------------    ---------------
End of year .....................   $ 3,144,583,607    $ 2,978,014,708    $   487,791,347    $   470,758,812
                                    ===============    ===============    ===============    ===============
Undistributed net
  investment income .............              --      $       125,831               --                 --
                                    ===============    ===============    ===============    ===============
TRANSACTIONS IN
SHARES OF THE FUNDS

Sold ............................     2,473,239,090      2,258,573,530        392,750,417        409,848,791

Issued in connection
  with acquisition (Note 3) .....       213,901,483               --                 --                 --

Issued in reinvestment
of distributions ................       143,557,124        136,153,282         22,581,430
                                                                                                  22,319,108

Redeemed ........................    (2,664,029,704)    (2,494,312,912)      (398,276,839)      (464,737,370)
                                    ---------------    ---------------    ---------------    ---------------
Net increase (decrease) .........       166,667,993        (99,586,100)        17,055,008        (32,569,471)
                                    ===============    ===============    ===============    ===============

See Notes to Financial Statements


14      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Capital Preservation Fund (Capital Preservation) and American Century - Benham Government Agency Money Market Fund (Government Agency) (the Funds) are two of the eight funds issued by the Trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to both classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTs -- Periodically, the Funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the Funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. The Funds take possession of any security they purchase in these transactions. The Funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS -- Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

    At March 31, 1998, Government Agency had accumulated net realized capital loss carryovers of approximately $43,000 (expiring 2003 through 2006) which may be used to offset future capital gains. The Fund has elected to treat $13,369 of net capital losses incurred in the five month period ended March 31, 1998, as having been incurred in the following fiscal year.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       15


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of Capital Preservation and Government Agency approved a new management agreement with American Century Investment Management, Inc.
(ACIM) on July 30, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. The new agreement was effective August 1, 1997 and August 30, 1997 for Government Agency and Capital Preservation, respectively. (See Note 3 in Notes to Financial Statements.) Under the agreement, ACIM provides all services required by the Funds in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Funds is as follows:

     0.2500% of the first $1 billion
     0.2070% of the next $1 billion
     0.1660% of the next $3 billion
     0.1490% of the next $5 billion
     0.1380% of the next $15 billion
     0.1375% of the next $25 billion
     0.1370% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.


    Total expenses of $8,878,897 for the seven months ended March 31, 1998 for Capital Preservation and total expenses of $1,517,071 for the eight months ended March 31, 1998 for Government Agency were incurred under the new management agreement and included in Investment Advisory Fees in the Statements of Operations. Total expenses, under the previous agreement, for the five months ended August 29, 1997 were $5,958,403 for Capital Preservation. Total expenses, under the


16      NOTES TO FINANCIAL STATEMENTS              AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

previous agreement, for the four months ended July 31, 1997 were $859,887 for Government Agency. The annualized ratio of operating expenses to average net assets for the respective periods was 0.49% and 0.55% for Capital Preservation and Government Agency, respectively.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. REORGANIZATION PLAN

    On August 29, 1997, Capital Preservation acquired all of the net assets of American Century - Benham Capital Preservation Fund (Old CP Fund) and American Century - Benham Capital Preservation Fund II (Capital Preservation II), pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997.

     The acquisition was accomplished by a tax-free exchange of 213,901,483 shares of Capital Preservation, the surviving fund in terms of maintaining the financial statements and performance history in the post-reorganization fund, for 213,901,483 shares of Capital Preservation II, outstanding on August 29,
1997. The net assets of Capital Preservation and Capital Preservation II immediately before the acquisition were $2,937,910,603 and $213,901,483, respectively. Immediately after the acquisition, the combined net assets of Capital Preservation were $3,151,812,086.

    At the same time, Capital Preservation was reorganized as a series issued by American Century Government Income Trust. Capital Preservation was formerly issued under American Century Capital Preservation Fund, Inc.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       17


                             FINANCIAL HIGHLIGHTS
                             CAPITAL PRESERVATION

                                                         For a Share Outstanding Throughout the Years Ended March 31

                                        1998              1997              1996             1995               1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........   $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                               -------------     -------------     -------------     -------------     -------------
Income From Investment
Operations

  Net Investment Income ....            0.05              0.05              0.05              0.04              0.03
                               -------------     -------------     -------------     -------------     -------------
Distributions

  From Net Investment
  Income ...................           (0.05)            (0.05)            (0.05)            (0.04)            (0.03)
                               -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Year   $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                               =============     =============     =============     =============     =============
  Total Return(1) ..........            5.06%             4.82%             5.21%             4.31%             2.63%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(2) ...            0.49%             0.49%             0.51%             0.50%             0.51%

Ratio of Net Investment
  Income to Average
  Net Assets ...............            4.90%             4.66%             5.07%             4.24%             2.59%

Net Assets, End
of Year (in thousands) .....   $   3,144,584     $   2,978,015     $   3,077,558     $   2,883,350     $   2,786,614

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

See Notes to Financial Statements


18      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                               GOVERNMENT AGENCY

                                               For a Share Outstanding Throughout the Years Ended March 31

                                      1998            1997            1996            1995            1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ..........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                               -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations

  Net Investment Income ....          0.05            0.05            0.05            0.04            0.03
                               -----------     -----------     -----------     -----------     -----------
Distributions

  From Net Investment
  Income ...................         (0.05)          (0.05)          (0.05)          (0.04)          (0.03)
                               -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                               ===========     ===========     ===========     ===========     ===========
  Total Return(1) ..........          5.14%           4.89%           5.35%           4.47%           2.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(2) ...          0.51%           0.57%           0.51%           0.50%           0.50%

Ratio of Net Investment
  Income to Average
  Net Assets ...............          5.02%           4.76%           5.20%           4.35%           2.65%

Net Assets, End
of Year (in thousands) .....   $   487,791     $   470,759     $   503,328     $   461,803     $   561,766

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       19


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of American Century Government Income Trust and Shareholders of the American Century - Benham Capital Preservation Fund and the American Century - Benham Government Agency Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Benham Capital Preservation Fund and American Century - Benham Government Agency Money Market Fund (two of the Funds comprising American Century Government Income Trust) (the Funds) as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets as of March 31, 1997 and the financial highlights for each of the four years in the period ended March 31, 1997, were audited by other auditors, whose report, dated May 2, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 8, 1998


20      REPORT OF INDEPENDENT ACCOUNTANTS      AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       21


                                     NOTES


22      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

    GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

    An investment in the funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share.

COMPARATIVE INDICES

    The following index is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the U.S. Treasury and government money market funds are:

    U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

    U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Manager       Amy O'Donnell
--------------------------------------------------------------------------------

24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 18-19.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

SECURITY TYPES

* FLOATING-RATE NOTES (FLOATERS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 13 months or less.


ANNUAL REPORT                                              GLOSSARY       25

[american century logo(reg.sm)]
           American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12399      Recycled

                                     ANNUAL
                                     REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)

                                 MARCH 31, 1998

                                     BENHAM
                                      GROUP

                           Inflation-Adjusted Treasury

                                TABLE OF CONTENTS
Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Performance & Portfolio Information ........................................   4
Management Q & A ...........................................................   5
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................   8
Statement of Operations ....................................................   9
Statements of Changes in Net Assets ........................................  10
Notes to Financial Statements ..............................................  11
Financial Highlights .......................................................  13
Report of Independent Accountants ..........................................  14
Retirement Account Information .............................................  15
Background Information
           Investment Philosophy & Policies ................................  16
           Comparative Indices .............................................  16
           Investment Team Leaders .........................................  16
Glossary ...................................................................  17


       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  Inflation-Adjusted
       Treasury

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                AMERICAN CENTURY INVESTMENTS


                                REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Declining inflation and subdued demand led to lackluster performance by inflation-indexed Treasury securities.

* After one increase to the federal funds rate in March 1997, the Fed made no further adjustments to short-term rates as prices trended lower.

* The lack of inflation was especially surprising because it was accompanied by solid U.S. economic growth and low unemployment.

*   For  the  12  months,   the  consumer  price  index  rose  only  1.4%,  down
    significantly from early 1997.

* Low inflation translated into only minor adjustments to the principal value of inflation-indexed securities.

* Nominal 10-year Treasury yields fell from just over 6.9% on March 31, 1997, to around 5.6% on March 31, 1998, while inflation-indexed yields moved up from roughly 3.5% to 3.8%.

* Subdued demand for inflation-indexed securities was the main reason for the shrinking gap between nominal and inflation-indexed yields. The market's expectation for low inflation going forward was a contributing factor.

INFLATION-ADJUSTED TREASURY

* The fund's modest performance reflected the declining rate of inflation and higher real bond yields. (See Total Returns on page 4.)

*   The  adjustments  we made to the portfolio  were aimed at keeping the fund's
    holdings   in  line  with  its   benchmark,   the  Salomon   Brothers   U.S.
    Inflation-Linked Index.

* We shortened duration (a measure of the fund's sensitivity to changes in interest rates) to roughly 5.9 years after buying some attractively priced five-year inflation-indexed securities in October 1997. We kept duration close to that level through the end of the period.

*   Although   the  rate  of  inflation   has  declined   over  the  past  year,
    inflation-indexed bonds offer an effective hedge against higher inflation for long-term investors.

* While it's possible that nominal interest rates could go lower, we believe the majority of the decline is already behind us.

* We plan on adding some 30-year inflation-indexed Treasury bonds to the fund when these securities are auctioned in April.

*   Currently,   we  feel  that  five-year   inflation-indexed   securities  are
    attractively priced, so we may increase the portfolio's position in these securities.

                INFLATION-ADJUSTED
                     TREASURY

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                       1.22%*
     1 Year                          3.45%

30-DAY SEC YIELD:                    5.51%

NET ASSETS:                   $5.3 million
     (AS OF 3/31/98)

INCEPTION DATE:                    2/10/97

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 17.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The U.S. Treasury market rallied during the 12 months ended March 31, 1998. The financial crisis in Asia boosted demand for Treasurys as global investors looked for a safe place to put their money. In the U.S., low inflation, an improving federal budget and a healthy economy created an ideal environment for bonds. But while low inflation was good for bonds in general, it hurt demand for inflation-indexed Treasury securities, causing them to significantly underperform traditional Treasurys.

    The past year has been eventful for American Century. We gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                               MARKET PERSPECTIVE

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISONS
March '97 through March '98

                 10-Year Nominal      10-Year Inflation-Indexed
                     Treasury                 Treasury
Mar-97                6.95%                    3.58%
Apr-97                6.75%                    3.58%
May-97                6.68%                    3.58%
Jun-97                6.55%                    3.66%
Jul-97                6.06%                    3.58%
Aug-97                6.41%                    3.60%
Sep-97                6.18%                    3.62%
Oct-97                5.93%                    3.55%
Nov-97                5.94%                    3.54%
Dec-97                5.80%                    3.72%
Jan-98                5.56%                    3.66%
Feb-98                5.72%                    3.70%
Mar-98                5.76%                    3.79%

Source: Bloomberg Financial Markets

LAGGING RETURNS

    Declining inflation and subdued demand led to lackluster performance by inflation-indexed Treasury securities during the 12 months ended March 31, 1998. However, these same factors contributed to solid returns for nominal (traditional) fixed-coupon, fixed-maturity bonds. This performance disparity is illustrated by the 3.92% return of the Salomon brothers U.S. Inflation-Linked Index compared with the 20.63% return of the Salomon Brothers Treasury Index, which broadly represents the performance of the entire Treasury market.

DECLINING INFLATION AND SOLID ECONOMIC GROWTH

    During the first quarter of 1997, the U.S. economy grew at a whopping 4.9% annual pace. As measured by the consumer price index (CPI), inflation was on track to grow 2.8% for the year. These factors led to market expectations that the Federal Reserve (the Fed) would embark upon a series of short-term interest rate increases to pre-empt inflation. However, after only one increase to the federal funds rate in March 1997, the Fed made no further adjustments as prices trended lower.

    The lack of inflation was especially surprising because it was accompanied by solid U.S. economic growth and low unemployment. The U.S. economy grew 3.8% in 1997, marking the highest annual growth rate in nine years. Accompanying that growth was a 4.9% unemployment rate--the lowest annual rate since 1969.

    During the 12 months ended March 1998, CPI grew by only 1.4% (the second-smallest increase in 33 years). Behind the low inflation was a backdrop of improved worker productivity brought about by technological advancements. Health care and benefits cost savings, fueled by the increasing use of health maintenance organizations, also helped. The combination allowed companies to pay employees more without raising prices.

    Low inflation translated into only minor adjustments to the principal value of inflation-indexed securities. The principal value of inflation-indexed bonds is adjusted regularly for inflation, based on the non-seasonally adjusted consumer price index (CPI-NSA), but with a three-month lag. The principal adjustments for the year ended March 31, 1998, totaled 1.56%.

A NARROWING GAP

    The accompanying graph illustrates the convergence between 10-year nominal Treasury yields and 10-year inflation-indexed yields. Nominal yields fell from just over 6.9% on March 31, 1997, to around 5.6% on March 31, 1998, while inflation-indexed yields moved up from roughly 3.5% to 3.8%.

    Subdued demand for inflation-indexed securities caused their yields to rise and was the main reason for the shrinking gap between nominal and inflation-indexed yields. The market's expectation for low inflation going forward was another important factor. The declining gap in yields caused the after-inflation income of nominal-yielding securities to fall to levels just above those offered by inflation-indexed securities. During the 12 months, the "breakeven inflation rate"--the annual rate that inflation would have to grow for yields to be equal--between 10-year nominal and inflation-indexed yields fell from 3.3% to only 2%.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                       PERFORMANCE & PORTFOLIO INFORMATION

                                                        AVERAGE ANNUAL RETURNS
                                          6 MONTHS     1 YEAR    LIFE OF FUND(2)
-------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(1)

Inflation-Adjusted Treasury ..............  1.22%       3.45%         1.24%

Salomon Brothers Treasury Index ..........  8.12%      20.63%        16.20%(3)

Salomon Brothers U.S.
   Inflation-Linked Index ................  1.53%       3.92%         2.30%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception date was February 10, 1997.

(3) Since 2/28/97, the date nearest the fund's inception for which data are available.

See pages 16-17 for more information about returns and the comparative indices.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 2/28/97*

                                    Value on 3/31/98
            Inflation Adjusted          Salomon                Salomon
                 Treasury         Inflation-Linked Index    Treasury Index
Feb-97           $10,000                 $10,000               $10,000
Mar-97           $9,858                  $9,863                $9,756
Apr-97           $9,921                  $9,932                $9,981
May-97           $9,977                  $9,984                $10,099
Jun-97           $9,942                  $9,953                $10,291
Jul-97           $10,034                 $10,045               $10,896
Aug-97           $10,061                 $10,077               $10,589
Sep-97           $10,076                 $10,096               $10,884
Oct-97           $10,173                 $10,206               $11,253
Nov-97           $10,224                 $10,260               $11,400
Dec-97           $10,160                 $10,213               $11,593
Jan-98           $10,214                 $10,265               $11,828
Feb-98           $10,206                 $10,256               $11,740
Mar-98           $10,199                 $10,250               $11,769

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 2/28/97 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date is 2/10/97.


PORTFOLIO AT A GLANCE
                                      3/31/98            3/31/97
Number of Securities                     3                  1
Weighted Average Maturity            6.9 years          9.8 years
Average Duration                     5.9 years          8.0 years
Expense Ratio                          0.50%             0.50%*

* Annualized.


YIELD AS OF MARCH 31, 1998
                                     30-DAY
                                       SEC
                                      YIELD
Inflation-Adjusted Treasury            5.51%

Yield is defined in the Glossary on page 17.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q & A

    An   interview   with  Dave   Schroeder,   a   portfolio   manager   on  the
Inflation-Adjusted fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    The fund's modest performance reflected the declining rate of inflation and subdued demand for inflation-indexed securities. For the twelve months ended March 31, 1998, the fund returned 3.45%, compared with the 3.92% return of the Salomon Brothers U.S. Inflation-Linked Index. (See the Total Returns table on page 4 for other fund performance comparisons.) Keep in mind that the benchmark is an index of securities, without the transaction costs of a mutual fund.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE LAST SIX MONTHS?

    The fund's duration (a measure of sensitivity to changes in interest rates) was 6.6 years six months ago, but shortened to roughly 5.9 years after we bought some five-year inflation-indexed notes following the October 1997 auction. Duration remained close to this level through the end of March.

    From a security standpoint, we made adjustments aimed at keeping the fund's holdings representative of the inflation-indexed market in general.

WHY DO YOU HOLD A MUCH SMALLER PORTION OF GOVERNMENT AGENCY SECURITIES THAN TREASURYS?

    There are two main reasons. The first is that the fund cannot hold more than 35% of its assets in inflation-indexed securities issued by government agencies. The second is that attractively priced agency issues that meet the fund's objectives are tough to find. The yields of newly issued inflation-indexed agency securities are generally only slightly higher than like-maturity Treasurys. The agency issues also tend to become comparably priced with like-maturity Treasury securities shortly after they are issued. That means the returns of the securities should be roughly the same over a given time horizon.

    When purchasing agency securities for the portfolio, we feel that we should be compensated in the form of a higher yield and higher return than like-maturity Treasurys, for two reasons. One, there is slightly more credit risk and two, the agency securities take more time to be resold at appropriate prices.

    As mentioned in the fund's last report, we were able to find an attractively valued 10-year inflation-indexed agency issue during the first half of the period. The security was issued by the Tennessee Valley Authority and offered a yield that was roughly 20 basis points (a basis point equals 0.01%) higher than a comparable-maturity Treasury security. Keeping the portfolio's 35% agency limit in mind, we will likely add such securities as opportunities present themselves.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Treasury Notes     71%
U.S. Government
Agency Notes       29%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Notes     75%
U.S. Government
Agency Notes       25%


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q & A

WITH INFLATION SO LOW, DOES IT MAKE SENSE TO INVEST IN AN INFLATION-PROTECTED FUND?

    Yes, and for a very fundamental reason. Currently, nominal 10-year Treasury bonds yield roughly 200 basis points (2%) more than 10-year inflation-indexed Treasurys. That means that if inflation rises more than 2%, the inflation-indexed security should provide better returns if held to maturity.

    Although the rate of inflation has declined over the past year, inflation-indexed bonds offer an effective hedge against higher inflation for long-term investors. That's why an inflation-indexed fund remains such an important diversification tool. In the long run, including this type of fund in your investment portfolio can help protect you against an unexpected increase in inflation. And since the after-inflation income of nominal-yielding securities has fallen to levels just above those offered by inflation-indexed securities (see page 3), it makes more sense than ever to include the fund in a well-balanced portfolio.

WHAT IS YOUR OUTLOOK FOR INFLATION GOING FORWARD?

    Inflation remained surprisingly low during the last twelve months, but it's difficult to say whether that will continue. When problems in Asia surfaced in October 1997, many observers argued that the U.S. economy would slow in response and inflationary threats would cool. However, recent evidence indicates that the effects of Asia's turmoil on the U.S. economy have been fairly mild-according to the government's initial estimate, the U.S. economy grew at a 4.2% annual pace during the first quarter of 1998. In addition, the unemployment rate remains at record low levels. This combination could eventually translate into inflation because companies may be forced to raise prices to support higher salaries.

    On the other hand, technological advancements and savings on health care and benefits costs are currently helping to keep inflation in check. Commodity prices, which fell in the wake of slackening demand from Asia, are also helping to keep a lid on inflation.

THE U.S. TREASURY DEPARTMENT IS SCHEDULED TO AUCTION $8 BILLION OF 30-YEAR INFLATION-INDEXED BONDS IN APRIL. DO YOU EXPECT TO BUY SOME OF THESE SECURITIES

    Yes. We plan on adding some of these bonds to the portfolio because yields on inflation-indexed Treasurys are near recent highs. The addition of these bonds should change the allocation of inflation-indexed holdings to roughly 35% five-year securities, 45%-50% ten-year securities, with the remaining 15%-20% in the new 30-year issues.

WHAT OTHER PLANS DO YOU HAVE GOING FORWARD?

    We will continue to hold the majority of the portfolio in Treasury inflation-indexed securities, with the remaining 30%-35% in agencies. We will also focus on the difference in the yields of shorter- and longer-maturity securities as adjusted for inflation. Currently, we feel that five-year notes are attractively priced relative to longer-term securities, so we may increase the portfolio's holdings of these securities.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/98)
10-Year Notes      58%
5-Year Notes       42%


PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
10-Year Notes      67%
5-Year Notes       33%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                     Value
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

     $2,209,622   U.S. Treasury Inflation Indexed
                      Notes, 3.625%, 7/15/02                       $2,188,212

      1,580,861   U.S. Treasury Inflation Indexed
                      Notes, 3.375%, 1/15/07                        1,533,435
                                                                 ---------------

TOTAL U.S. TREASURY SECURITIES--71.1%                               3,721,647
                                                                 ---------------
   (Cost $3,754,342)

U.S. GOVERNMENT AGENCY SECURITIES--28.9%

       1,580,861   TVA Inflation Indexed Notes,
                       3.375%, 1/15/07                              1,509,343
                                                                 ---------------
   (Cost $1,528,870)

TOTAL INVESTMENT SECURITIES--100.0%                                $5,230,990
                                                                 ===============
   (Cost $5,283,212)

NOTES TO SCHEDULE OF INVESTMENTS

TVA = Tennessee Valley Authority

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       7


                       STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS

Investment securities, at value
  (identified cost of $5,283,212)
   (Note 3) ..............................................          $ 5,230,990

Cash .....................................................               34,632

Interest receivable ......................................               38,666
                                                                    -----------
                                                                      5,304,288
                                                                    -----------
LIABILITIES

Disbursements in excess
  of demand deposit cash .................................                  815

Payable for capital
  shares redeemed ........................................               18,855

Accrued management
  fee (Note 2) ...........................................                2,148

Dividends payable ........................................                3,082

Accrued expenses
  and other liabilities ..................................                   10
                                                                    -----------
                                                                         24,910
                                                                    -----------
Net Assets ...............................................          $ 5,279,378
                                                                    ===========
CAPITAL SHARES

Outstanding (Unlimited
  number of shares authorized) ...........................              548,332
                                                                    ===========
Net Asset Value Per Share ................................          $      9.63
                                                                    ===========
NET ASSETS CONSIST OF:

Capital paid in ..........................................          $ 5,382,173

Accumulated net realized
  loss on investments ....................................              (50,573)

Net unrealized depreciation
  on investments (Note 3) ................................              (52,222)
                                                                    -----------
                                                                    $ 5,279,378
                                                                    ===========

See Notes to Financial Statements


8     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                             STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME

Income:

Interest ..................................................           $ 203,892
                                                                      ---------
Expenses (Note 2):

Investment advisory fees ..................................              17,894

Printing and postage ......................................               9,646

Trustees' fees and expenses ...............................               5,209

Registration and filing fees ..............................               3,673

Transfer agency fees ......................................               2,106

Administrative fees .......................................               1,149

Custodian Fees ............................................                 554

Other operating expenses ..................................                 536
                                                                      ---------
  Total expenses ..........................................              40,767

Amount reimbursed .........................................             (20,503)
                                                                      ---------
  Net expenses ............................................              20,264
                                                                      ---------
Net investment income .....................................             183,628
                                                                      ---------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)

Net realized loss on investments ..........................             (50,573)

Change in net unrealized
  depreciation on investments .............................              (6,914)
                                                                      ---------
Net realized and unrealized
  loss on investments .....................................             (57,487)
                                                                      ---------
Net Increase in Net Assets
  Resulting from Operations ...............................           $ 126,141
                                                                      =========

See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       9


                       STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 1998 AND
PERIOD ENDED MARCH 31, 1997

Increase in Net Assets                                 1998             1997(1)

OPERATIONS

Net investment income ......................      $   183,628       $    10,540

Net realized loss on
  investments ..............................          (50,573)             --

Change in net unrealized
  depreciation on investments ..............           (6,914)          (45,308)
                                                  -----------       -----------
Net increase (decrease) in
  net assets resulting
  from operations ..........................          126,141           (34,768)
                                                  -----------       -----------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .................         (183,628)          (10,540)
                                                  -----------       -----------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ..................        5,246,272         2,627,000

Proceeds from reinvestment
  of distributions .........................          166,664             8,426

Payments for shares redeemed ...............       (2,353,447)         (312,742)
                                                  -----------       -----------
Net increase in net assets
  from capital share transactions ..........        3,059,489         2,322,684
                                                  -----------       -----------
Net increase in net assets .................        3,002,002         2,277,376

NET ASSETS

Beginning of period ........................        2,277,376              --
                                                  -----------       -----------
End of period ..............................      $ 5,279,378       $ 2,277,376
                                                  ===========       ===========
TRANSACTIONS IN
SHARES OF THE FUND

Sold .......................................          539,728           264,716

Issued in reinvestment
  of distributions .........................           17,153               861

Redeemed ...................................         (242,312)          (31,814)
                                                  -----------       -----------
Net increase ...............................          314,569           233,763
                                                  ===========       ===========

(1) February 10, 1997 (inception) through March 31, 1997.

See Notes to Financial Statements


10      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Inflation-Adjusted Treasury Fund (the Fund) is one of the eight funds issued by the Trust. The Fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The Fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to both classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 1998, accumulated net realized capital loss carryovers of approximately $12,700 (expiring 2006) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation
(ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Fund in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category


ANNUAL REPORT                           NOTES TO FINANCIAL STATEMENTS         11


                          NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of the Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category fee for the Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

    The annualized Complex Category fee schedule (Investor Class) is as follows

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    ACIM has agreed to continue to waive expenses which exceed 0.50% of average daily net assets through May 31, 1998. Total expenses of $17,977, of which $3,808 were waived by ACIM, were incurred under the new management agreement and are included in Investment Advisory Fees and Trustees' Fees and Expenses in the Statement of Operations. Total expenses, under the previous agreement, for the four months ended July 31, 1997 were $22,790, of which $16,695 were waived by Benham Management Corporation. The annualized ratio of operating expenses to average net assets, net of the amount waived, for the same period was 0.50%.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $5,881,336 and $2,709,119, respectively.

    As of March 31, 1998, the aggregate cost of investments for federal income taxes was $5,320,024. Accumulated net unrealized depreciation based on the cost for federal tax purposes was $89,034, consisting entirely of unrealized depreciation.


12      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                      1998          1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .......................      $    9.74        $   10.00
                                                 ---------        ---------
Income From Investment
  Operations

  Net Investment Income ...................           0.44             0.06

  Net Realized and Unrealized
  Loss on Investment Transactions .........          (0.11)           (0.26)
                                                 ---------        ---------
  Total From Investment
  Operations ..............................           0.33            (0.20)
                                                 ---------        ---------
Distributions

  From Net Investment
  Income ..................................          (0.44)           (0.06)
                                                 ---------        ---------
Net Asset Value,
  End of Period ...........................      $    9.63        $    9.74
                                                 =========        =========
  Total Return(2) .........................           3.45%           (1.98)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
  Expenses to Average
  Net Assets ..............................           0.50%            0.50%(3)

Ratio of Net Investment
  Income to Average
  Net Assets ..............................           4.45%            5.03%(3)

Portfolio Turnover Rate ...................             69%            --

Net Assets,
End of Period (in thousands) ..............      $   5,279        $   2,277


(1) February 10, 1997 (inception) through March 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       13


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Government Income Trust and the Shareholders of the American Century - Benham Inflation-Adjusted Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Century - Benham Inflation-Adjusted Treasury Fund (one of the Funds comprising American Century Government Income Trust) as of March 31, 1998, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets as of March 31, 1997 and the financial highlights for the period ended March 31, 1997, were audited by other auditors, whose report, dated May 2, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century - Benham Inflation-Adjusted Treasury Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 8, 1998


14      REPORT OF INDEPENDENT ACCOUNTANTS      AMERICAN CENTURY INVESTMENTS


                         RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The SALOMON BROTHERS TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

    The  SALOMON   BROTHERS   U.S.   INFLATION-LINKED   INDEX  is  an  index  of
inflation-linked U.S. Treasury securities.

------------------------------------------
INVESTMENT TEAM LEADERS
------------------------------------------
  Portfolio Manager         Dave Schroeder
------------------------------------------

16      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 13.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


ANNUAL REPORT                                              GLOSSARY       17


[american century logo(reg.sm)]
           American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12406      Recycled

                                     ANNUAL
                                     REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                 MARCH 31, 1998

                                     BENHAM
                                      GROUP

                                      GNMA

                               TABLE OF CONTENTS
Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Accountants .........................................   17
Share Class and Retirement
Account Information .......................................................   18
Background Information
           Investment Philosophy & Policies ...............................   20
           Comparative Indices ............................................   20
           Lipper Rankings ................................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
          GNMA

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Favorable economic conditions continued during the 12 months ended March 31, 1998. Low inflation and healthy growth provided an excellent backdrop for investors in U.S. financial markets.

*   Low  inflation--and  low inflation  expectations--caused  interest  rates to
    fall.The  U.S.  bond  market  rallied,   with  intermediate-  and  long-term
    securities producing double-digit returns.

* Falling long-term rates and relatively stable short-term rates created a flat Treasury yield curve. In other words, long-term bonds didn't yield much more than short-term securities. Bond investors lost some incentive for taking on the risk of longer-maturity securities.

* Treasury securities outperformed other sectors such as corporates, agencies and mortgage-backeds during the period. Treasurys typically outperform other bond sectors when interest rates fall sharply.

* GNMA certificates produced double-digit returns despite prepayment fears and a big refinancing wave. The spike in refinancings caused the GNMA market to become more concentrated in securities with lower coupons.

GNMA

* GNMA posted its highest fiscal-year total return since 1993, reflecting the generally strong performance of the U.S. bond market and GNMAs (see the Total Returns table on page 4).

* Similar to its benchmark (which reflects the GNMA market in general), the portfolio became more concentrated in GNMAs with coupons below 8%. In general, we kept the portfolio's duration and asset mix very close to the benchmark's.

* In preparation for the impact of the refinancing wave, we worked to minimize the premium expense we would incur if GNMAs with coupons above 8% were prepaid, and we increased the cash position a bit to improve liquidity.

* We believe GNMA should continue to offer a higher yield than comparable intermediate-term Treasury funds, but its yield could continue to decline, even for a short period after interest rates begin rising. There's a time lag between when mortgage holders refinance and when GNMA investors receive prepayments.

                   GNMA
              INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                     3.58%(2)
     1 Year                         10.21%

30-DAY SEC YIELD:                    6.19%

NET ASSETS:                  $1.3 billion
     (AS OF 3/31/98)

INCEPTION DATE:                    9/23/85

TICKER SYMBOL:                       BGNMX

(1) See Share Classes, page 18.
(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

            [hoto of James E. Stowers, Jr. and James E. Stowers III]

    Benham GNMA performed well during the 12 months ended March 31, 1998. Inflation remained low, interest rates fell, the U.S. bond market rallied, and GNMAs produced double-digit returns in spite of a wave of mortgage refinancing. Against a global backdrop of stock market volatility and overseas financial crises, investors in Benham GNMA could feel relatively secure.

    The past year has been eventful for American Century. We gained a powerful business partner in January, when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000 when the new millennium arrives. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MORTGAGE REFINANCING WAVE
April '97 through March '98

                   Index of Refinancing      10-Year Treasury
                       Applications             Note Yields
                      (right scale)            (left scale)
4/4/97                    292.3                   6.905%
4/11/97                   285.1                   6.968%
4/18/97                   282.3                   6.825%
4/25/97                   273.2                   6.938%
5/2/97                    289.8                   6.643%
5/9/97                    303.4                   6.668%
5/16/97                   332.5                   6.719%
5/23/97                   325.1                   6.740%
5/30/97                   236.5                   6.659%
6/6/97                    322.4                   6.486%
6/13/97                   375.7                   6.425%
6/20/97                   396.5                   6.374%
6/27/97                   422.4                   6.451%
7/4/97                    331.7                   6.307%
7/11/97                   497.3                   6.220%
7/18/97                   542.8                   6.242%
7/25/97                   595.9                   6.179%
8/1/97                    689.3                   6.180%
8/8/97                    718.8                   6.366%
8/15/97                   577.2                   6.235%
8/22/97                   552.9                   6.358%
8/29/97                   477.8                   6.339%
9/5/97                    413.0                   6.350%
9/12/97                   498.5                   6.282%
9/19/97                   699.6                   6.092%
9/26/97                   691.5                   6.081%
10/3/97                   728.2                   5.988%
10/10/97                  845.5                   6.143%
10/17/97                  632.7                   6.158%
10/24/97                  683.1                   5.981%
10/31/97                 1013.4                   5.831%
11/7/97                   805.0                   5.902%
11/14/97                  758.2                   5.879%
11/21/97                  779.4                   5.811%
11/28/97                  580.1                   5.874%
12/5/97                   785.1                   5.914%
12/12/97                  827.3                   5.728%
12/19/97                  850.0                   5.736%
12/26/97                  447.0                   5.738%
1/2/98                    583.6                   5.647%
1/9/98                   1842.5                   5.413%
1/16/98                  3115.8                   5.531%
1/23/98                  2474.6                   5.687%
1/30/98                  2038.6                   5.505%
2/6/98                   2028.7                   5.617%
2/13/98                  1686.4                   5.484%
2/20/98                  1604.5                   5.543%
2/27/98                  1526.1                   5.622%
3/6/98                   1363.1                   5.714%
3/13/98                  1337.9                   5.580%
3/20/98                  1421.4                   5.563%
3/27/98                  1297.1                   5.683%

Source: Bloomberg Financial Markets

DOUBLE-DIGIT RETURNS

    While U.S. stocks grabbed most of the attention, U.S. bonds quietly posted double-digit returns for the 12 months ended March 31, 1998. Inflation--and inflation expectations--remained low, and interest rates generally fell, boosting bond prices. The consumer price index, viewed as the broadest gauge of costs for U.S. goods and services, rose at an annual rate of just 1.4% for the period.

    The Federal Reserve, not seeing any convincing signs of inflation, left its short-term interest rate target unchanged at 5.5%, while yields on long-term Treasury bonds fell more than a full percentage point, from 7.10% to 5.94%. This resulted in a "flat" yield curve--the yield difference between a six-month Treasury bill and a 30-year Treasury bond was just 68 basis points on March 31, 1998, compared with 182 basis points at the start of the period. (A basis point equals 0.01%.)

    Long-term bonds, which are most sensitive to interest rate changes, outperformed intermediate- and short-term securities. For example, a 30-year Treasury bond produced a total return of 22.6%, a 10-year Treasury note returned 15.4% and a two-year Treasury note returned 7.5%.

TREASURYS OUTPERFORMED GNMAS

    Most U.S. bond sectors performed well. Treasury securities finished on top, despite strong demand for higher-yielding securities such as GNMA certificates. Treasurys typically outperform GNMAs when interest rates fall sharply because lower interest rates cause mortgage borrowers to refinance. When borrowers prepay their loans, GNMA investors usually have to reinvest the proceeds in securities with lower yields. The prospect of increased refinancing also drives down the value of GNMAs.

    GNMAs produced double-digit returns despite a big refinancing wave and fears about prepayments. The Salomon Brothers 30-Year GNMA Index returned 10.87% even though the 10-year Treasury note yield, a mortgage benchmark, dropped below 5.4% in the first quarter of 1998, triggering one of the highest mortgage refinancing waves ever (see the accompanying graph). The last similar prepayment spike was in 1996. The 1998 refinancing wave could continue to reduce GNMA fund yields in the second quarter (see the Management Q&A beginning on page 5).

GNMA COMPOSITION CHANGED

    The recent refinancing wave also caused the GNMA market to become more concentrated in securities with 6% to 8% coupons as many higher coupon GNMAs were prepaid. The increased concentration of lower-coupon GNMAs has interesting ramifications for the market. Lower-coupon GNMAs tend to behave more like long-term Treasurys; their total returns, relative to higher-coupon GNMAs, are more responsive to interest rate changes. Should the bond rally end, the lower coupon securities will make the GNMA market more susceptible to price declines than it was a year ago. Investors with higher-coupon GNMAs that survive the refinancing wave should be rewarded with less volatility.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3

                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF MARCH 31, 1998(1)
                                                                                       AVERAGE ANNUAL RETURNS
                                   6 MONTHS          1 YEAR           3 YEARS          5 YEARS        10 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 9/23/85)

GNMA ..............................  3.58%           10.21%            8.70%            6.55%           8.64%        8.84%

Salomon 30-Year GNMA Index ........  3.87%           10.87%            9.21%            7.00%           9.18%        9.74%(2)

Average GNMA Fund(3) ..............  3.69%           10.69%            8.39%            6.17%           8.17%        8.42%(2)

Fund's Ranking Among
GNMA Funds(3) .....................   --          38 out of 52     14 out of 46      7 out of 30     4 out of 24    5 out of 14(2)

ADVISOR CLASS (inception 10/9/97)

GNMA ..............................................................................................................  3.30%

Salomon 30-Year GNMA Index ........................................................................................  3.87%

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/85, the date nearest the class' inception for which data are available.

(3)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF  $10,000  OVER TEN YEARS  (Investor  Class)  $10,000  investment  made
3/31/88

                                 Value on 3/31/98
                 Salomon 30-Year GNMA Index           GNMA
Mar-88                   $10,000                    $10,000
Apr-88                   $9,925                     $9,979
May-88                   $9,917                     $9,934
Jun-88                   $10,178                    $10,160
Jul-88                   $10,137                    $10,151
Aug-88                   $10,147                    $10,140
Sep-88                   $10,400                    $10,372
Oct-88                   $10,645                    $10,567
Nov-88                   $10,489                    $10,455
Dec-88                   $10,431                    $10,403
Jan-89                   $10,623                    $10,550
Feb-89                   $10,540                    $10,501
Mar-89                   $10,545                    $10,507
Apr-89                   $10,733                    $10,717
May-89                   $11,100                    $11,006
Jun-89                   $11,420                    $11,314
Jul-89                   $11,676                    $11,502
Aug-89                   $11,507                    $11,384
Sep-89                   $11,578                    $11,433
Oct-89                   $11,849                    $11,661
Nov-89                   $11,986                    $11,781
Dec-89                   $12,062                    $11,849
Jan-90                   $11,953                    $11,754
Feb-90                   $11,997                    $11,806
Mar-90                   $12,049                    $11,844
Apr-90                   $11,910                    $11,731
May-90                   $12,299                    $12,074
Jun-90                   $12,504                    $12,259
Jul-90                   $12,723                    $12,452
Aug-90                   $12,593                    $12,333
Sep-90                   $12,699                    $12,420
Oct-90                   $12,840                    $12,570
Nov-90                   $13,158                    $12,842
Dec-90                   $13,379                    $13,052
Jan-91                   $13,568                    $13,236
Feb-91                   $13,649                    $13,328
Mar-91                   $13,756                    $13,403
Apr-91                   $13,899                    $13,542
May-91                   $14,009                    $13,651
Jun-91                   $14,040                    $13,660
Jul-91                   $14,278                    $13,897
Aug-91                   $14,538                    $14,150
Sep-91                   $14,810                    $14,400
Oct-91                   $15,034                    $14,622
Nov-91                   $15,131                    $14,717
Dec-91                   $15,513                    $15,084
Jan-92                   $15,340                    $14,891
Feb-92                   $15,479                    $15,045
Mar-92                   $15,424                    $14,991
Apr-92                   $15,557                    $15,128
May-92                   $15,831                    $15,375
Jun-92                   $16,048                    $15,581
Jul-92                   $16,171                    $15,722
Aug-92                   $16,394                    $15,937
Sep-92                   $16,526                    $16,081
Oct-92                   $16,410                    $15,939
Nov-92                   $16,502                    $16,039
Dec-92                   $16,690                    $16,241
Jan-93                   $16,925                    $16,466
Feb-93                   $17,071                    $16,621
Mar-93                   $17,182                    $16,681
Apr-93                   $17,268                    $16,744
May-93                   $17,366                    $16,825
Jun-93                   $17,543                    $17,002
Jul-93                   $17,615                    $17,087
Aug-93                   $17,645                    $17,161
Sep-93                   $17,656                    $17,140
Oct-93                   $17,693                    $17,222
Nov-93                   $17,668                    $17,156
Dec-93                   $17,802                    $17,312
Jan-94                   $17,950                    $17,444
Feb-94                   $17,869                    $17,349
Mar-94                   $17,415                    $16,897
Apr-94                   $17,313                    $16,787
May-94                   $17,373                    $16,843
Jun-94                   $17,335                    $16,824
Jul-94                   $17,659                    $17,114
Aug-94                   $17,675                    $17,153
Sep-94                   $17,463                    $16,951
Oct-94                   $17,442                    $16,899
Nov-94                   $17,384                    $16,851
Dec-94                   $17,577                    $17,023
Jan-95                   $17,952                    $17,372
Feb-95                   $18,431                    $17,773
Mar-95                   $18,507                    $17,831
Apr-95                   $18,762                    $18,058
May-95                   $19,346                    $18,583
Jun-95                   $19,471                    $18,714
Jul-95                   $19,524                    $18,772
Aug-95                   $19,698                    $18,956
Sep-95                   $19,887                    $19,138
Oct-95                   $20,056                    $19,307
Nov-95                   $20,292                    $19,508
Dec-95                   $20,550                    $19,722
Jan-96                   $20,706                    $19,845
Feb-96                   $20,564                    $19,694
Mar-96                   $20,517                    $19,628
Apr-96                   $20,423                    $19,556
May-96                   $20,389                    $19,478
Jun-96                   $20,644                    $19,718
Jul-96                   $20,728                    $19,800
Aug-96                   $20,737                    $19,797
Sep-96                   $21,076                    $20,109
Oct-96                   $21,501                    $20,499
Nov-96                   $21,807                    $20,868
Dec-96                   $21,702                    $20,749
Jan-97                   $21,897                    $20,905
Feb-97                   $21,935                    $20,982
Mar-97                   $21,747                    $20,779
Apr-97                   $22,075                    $21,082
May-97                   $22,292                    $21,264
Jun-97                   $22,553                    $21,508
Jul-97                   $22,949                    $21,869
Aug-97                   $22,913                    $21,845
Sep-97                   $23,213                    $22,112
Oct-97                   $23,447                    $22,313
Nov-97                   $23,513                    $22,369
Dec-97                   $23,732                    $22,572
Jan-98                   $23,933                    $22,753
Feb-98                   $24,012                    $22,808
Mar-98                   $24,111                    $22,903

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                      3/31/98             3/31/97
Number of Securities                   3,247               3,270
Average Duration                     2.6 years           4.5 years
Average Life                         5.8 years           7.6 years
Expense Ratio (Investor Class)         0.58%               0.55%


YIELD AS OF MARCH 31, 1998
                                     30-DAY
                                       SEC
                                      YIELD
Investor Class                        6.19%
Advisor Class                         5.90%

Yield is defined in the Glossary on page 21.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Casey Colton, a portfolio manager on the GNMA fund investment team.

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK, THE SALOMON BROTHERS 30-YEAR GNMA INDEX?

    Our disciplined approach helped the fund provide an index-like return, representing the mainstream performance of mortgage-backed securities. The returns of the fund and the benchmark reflected the generally strong performance of the U.S. bond market and GNMAs for the period. For the year ended March 31, 1998, the fund's Investor Class shares returned 10.21%, which includes fund operating expenses. Before expenses, the investment portfolio returned 10.86%, almost exactly matching the performance of its benchmark, which returned 10.87%. Comparing the performance of the fund's portfolio before expenses to the benchmark is more of an "apples to apples" comparison because the benchmark's returns aren't subject to expenses.

THE SALOMON BROTHERS INDEX IS MORE THAN JUST A PERFORMANCE BENCHMARK; IT ALSO SERVES AS A MODEL FOR THE FUND'S PORTFOLIO, CORRECT?

    That's correct. We manage the fund to deliver a "pure play" on mortgage-backed securities. We do that by trying to mimic the Salomon Brothers index, which tracks an entire universe of outstanding mortgages. The index has historically outperformed most GNMA funds, so using it as a benchmark has helped the fund produce solid long-term returns. (See the Total Returns table on the previous page for fund performance comparisons.) Our approach is similar in some ways to the index approach used by many popular stock funds.

WHAT HAS MADE THE INDEX, AND AN INDEX APPROACH, SUCCESSFUL WITH GNMAS?

    GNMAs are income vehicles; their higher yields are one of their key attractions over other bond types. The index approach lets a GNMA portfolio

[bar chart - data below]

GNMA'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS* (Periods ended March 31)

                                           Salomon 30-Year
                        GNMA                  GNMA Index
3/89                    5.07%                    5.45%
3/90                   12.73%                   14.27%
3/91                   13.16%                   14.17%
3/92                   11.84%                   12.13%
3/93                   11.28%                   11.39%
3/94                    1.30%                    1.36%
3/95                    5.53%                    6.27%
3/96                   10.08%                   10.86%
3/97                    5.87%                    5.99%
3/98                   10.21%                   10.87%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 20 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Investor Class.


ANNUAL REPORT                                      MANAGEMENT Q & A           5


                                MANAGEMENT Q&A

"do its thing." When you're trying to track the GNMA market as a whole, you're less likely to make short-term bets on price appreciation, and the portfolio has a better opportunity to earn and compound its high yield without interference from unnecessary price fluctuations.

    We manage this fund to be an income fund. That's what we believe our investors want and expect --relatively predictable, competitive yields with as much price stability as possible. Our approach has worked well over the years because income is such a significant component of GNMA total returns, and becomes more so over time, smoothing out price variations. The fund's longer-term returns reflect that.

HOW DID GNMA FUNDS IN GENERAL PERFORM AGAINST THE INDEX DURING THE PERIOD?

    The 52 "GNMA Funds" tracked by Lipper Analytical Services returned an average of 10.69%, underperforming the index. However, when you take into account fund expenses and add them to the Lipper average, the average GNMA fund actually beat the index.

WHAT DID OTHER FUNDS DO TO BEAT THE INDEX?

    We suspect the index's duration (sensitivity to interest rate changes) was lower than the average duration of actively managed GNMA funds when rates were falling. Funds with more interest-rate sensitivity benefited more from price appreciation in the bond rally than the index did.

    Some GNMA fund managers focus on increasing their portfolios' interest-rate sensitivity in a bond rally to capture more return, but in doing so they also expose their portfolios to more downside risk. We don't play that game. Instead, we keep the fund's duration close to the benchmark's. Our main goal is to provide investors with a fund that offers relative price stability and competitive yields. This strategy is intended to help generate relatively predictable returns over the long run without interest rate bets or unpleasant surprises.

BESIDES THE DOUBLE-DIGIT RETURNS, HOW DID THE FUND'S PORTFOLIO RESPOND TO FALLING INTEREST RATES DURING THE PERIOD?

    When interest rates fall, mortgage prepayments rise. As a result, the average life and duration of mortgage-backed securities tend to decrease during bond market rallies. The fund's duration and average life naturally shortened as rates declined (see the Portfolio at a Glance table on page 4).

    You'll notice too (in the charts on page 7) that the falling interest rates and resulting refinancing activity caused the fund's holdings of GNMAs with coupons higher than 8% to decrease (many of those GNMAs were prepaid) while the percentage of below-8% coupons increased (they became a larger percentage of the overall market, as we discussed on page 3).


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
GNMAs               90%
Cash                 6%
Treasury Securities  4%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
GNMAs               90%
Treasury Securities  8%
Cash                 2%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

HOW WAS THE FUND POSITIONED DURING THE PERIOD? HOW DID YOU RESPOND TO THE REFINANCING WAVE (ILLUSTRATED ON PAGE 3)?

    In general, we like to maintain a consistent investment approach. The fund invested primarily in GNMAs, with a small percentage of Treasury securities, and we kept the fund's duration and general investment mix very close to that of its benchmark index.

    However, we also recognized the need to prepare for the impact of the refinancing wave. One of the key factors that makes mortgage-backed securities funds unique is that the underlying securities provide regular payments of both interest and principal. In addition, the entire principal amount can be "prepaid" when a mortgage holder refinances.

    In preparation for anticipated prepayments of the fund's higher-coupon "premium" GNMAs (primarily those with coupons of 8% or higher), we worked during the period to minimize the premium expense we would incur if those securities were prepaid. We swapped high-coupon GNMAs with higher premiums for those with lower premiums.

    I'll illustrate with an example. In a low interest rate environment, where new mortgages offer a 7% rate, we're willing to pay extra money, a premium, for a GNMA with an 8.5% coupon. If the GNMA's principal value is $100, we might be willing to pay $105 for that additional income. The extra $5 is the premium.

    Now, let's say our 8.5% GNMA is prepaid. We get our $100 of principal back, but we lose our 8.5% coupon (we might only get a 7% coupon when we reinvest the $100) and we lose our $5 premium, which we have to book as a loss against income. That's why prepayments can have such a big impact on a GNMA fund's yield, and it's why we reduced our premium expenses. Rather than holding high-coupon GNMAs for which we'd paid $105, we swapped for GNMAs for which the cost was $104 or $103.

    We also increased the fund's cash position. We anticipated that falling yields and concerns about prepayments might cause some investors to sell fund shares, so we increased the fund's liquidity.

WHAT IS YOUR OUTLOOK FOR THE FUND?

    As the example illustrated, our biggest concern is a declining yield due to prepayments. We believe the fund should still have a yield advantage over a comparable intermediate-term Treasury fund, but prepayments will reduce some of that advantage. Furthermore, it's important to point out that the fund's yield could continue to fall for a short time after interest rates begin to rise because of the time lag between when mortgage holders refinance and when GNMA investors receive the prepayment. Borrowers will continue to refinance until interest rates rise. For up to a few months after that, the effects of their prepayments will continue to be felt by GNMA investors.

    We're doing everything we can to reduce the effects of prepayments and still remain true to our benchmark. The fund's yield may continue to fall in the coming months, but we believe our long-term investment approach should continue to produce competitive total returns over the long run.

[bar graph - data below]

PORTFOLIO COMPOSITION BY GNMA COUPON

                         3/31/98        9/30/97
Less than 7%                8%             7%
7%-8%                      47%            38%
8%-9%                      31%            35%
9%-10%                     12%            18%
Greater than 10%            2%             2%


ANNUAL REPORT                                      MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                    Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)

             $  38,000,000   STRIPS -- COUPON, 5.68%,
                                 5/15/03                    $     28,537,944

                35,000,000   STRIPS -- COUPON, 5.98%,
                                 5/15/09                          18,273,071

                27,000,000   STRIPS -- COUPON, 6.12%,
                                 11/15/21                          6,507,930
                                                            -------------------

TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES--4.0%                                         53,318,945
                                                            -------------------
   (Cost $53,211,122)

GNMA CERTIFICATES(2)

                 4,969,938   GNMA, 6.00%, due 7/20/16 to
                                 10/20/26                          4,782,699

                72,502,973   GNMA, 6.50%, due 9/20/08 to
                                 11/20/26(3)                      71,950,045

                99,525,349   GNMA, 7.00%, due 9/15/08 to
                                 9/20/27(3)                      100,803,160

                14,509,339   GNMA, 7.25%, due 9/15/22 to
                                 12/20/25                         14,683,385

               357,485,139   GNMA, 7.50%, due 1/15/06 to
                                 1/15/28(3)                      367,248,093

                 8,074,547   GNMA, 7.65%, due 6/15/16 to
                                 2/15/18                           8,420,366

                18,575,951   GNMA, 7.75%, due 9/20/17 to
                                 1/20/26                          19,141,014

                 5,968,771   GNMA, 7.77%, due 4/15/20 to
                                 1/15/21                           6,181,261

                 3,774,469   GNMA, 7.85%, due 11/20/20 to
                                 10/20/22                          3,882,995

                 1,802,464   GNMA, 7.89%, due 9/20/22(3)           1,855,653

                 3,750,557   GNMA, 7.98%, due 6/15/19(3)           3,924,916

               150,004,726   GNMA, 8.00%, due 6/15/06 to
                                 6/15/34(3)                      155,616,792

                 2,961,411   GNMA, 8.15%, due 11/15/19 to
                                 2/15/21                           3,106,159

                32,133,584   GNMA, 8.25%, due 2/15/06 to
                                 5/15/27(3)                       33,622,859

                 8,720,160   GNMA, 8.35%, due 1/15/19 to
                                 12/15/20                          9,208,207

               137,863,568   GNMA, 8.50%, due 12/15/04 to
                                 5/15/31(3)                      144,990,137

                 1,805,389   GNMA, 8.625%, due 1/15/32(3)          1,935,791

                20,699,091   GNMA, 8.75%, due 2/15/16 to
                                 7/15/27(3)                       22,156,586


Principal Amount                                                    Value
--------------------------------------------------------------------------------

             $  84,154,911   GNMA, 9.00%, due 11/15/04 to
                                 7/20/26(3)                 $     90,609,036

                16,389,719   GNMA, 9.25%, due 4/15/16 to
                                 8/15/26(3)                       17,772,498

                30,711,520   GNMA, 9.50%, due 6/15/09 to
                                 7/20/25(3)                       33,224,428

                 4,801,902   GNMA, 9.75%, due 6/15/05 to
                                 11/20/21                          5,172,247

                 4,056,323   GNMA, 10.00%, due 11/15/09
                                 to 2/20/22(3)                     4,452,431

                 3,270,010   GNMA, 10.25%, due 5/15/12 to
                                 2/15/21(3)                        3,606,809

                 1,126,646   GNMA, 10.50%, due 8/15/98 to
                                 3/15/21                           1,253,348

                   606,050   GNMA, 10.75%, due 12/15/09
                                 to 8/15/19                          673,331

                 2,679,443   GNMA, 11.00%, due 12/15/09
                                 to 8/15/20                        2,997,366

                    36,270   GNMA, 11.25%, due 10/20/15
                                 to 2/20/16                           40,841

                   685,453   GNMA, 11.50%, due 6/15/98 to
                                 2/20/20                             775,633

                    15,929   GNMA, 11.75%, due 2/15/99                16,392

                   517,916   GNMA, 12.00%, due 6/15/00 to
                                 1/20/15                             589,806

                   404,883   GNMA, 12.25%, due 8/15/13 to
                                 7/15/15                             463,427

                   776,387   GNMA, 12.50%, due 11/15/99
                                 to 10/15/15                         892,403

                    72,421   GNMA, 12.75%, due 11/15/13
                                 to 6/15/15                           84,088

                 1,517,980   GNMA, 13.00%, due 11/15/10
                                 to 8/15/15                        1,773,624

                    36,361   GNMA, 13.25%, due 1/20/15                42,579

                   613,059   GNMA, 13.50%, due 5/15/10 to
                                 12/15/14                            720,631

                    45,246   GNMA, 13.75%, due 8/15/14                53,488

                    27,817   GNMA, 14.00%, due 6/15/11 to
                                 10/15/14                             33,253

                   272,806   GNMA, 14.50%, due 9/15/12 to
                                 12/15/12                            329,145

                   567,576   GNMA, 15.00%, due 6/15/11 to
                                 10/15/12                            691,197

                   159,762   GNMA, 16.00%, due 10/15/11 to
                                 4/15/12                             196,791
                                                            -------------------

TOTAL GNMA CERTIFICATES--84.4%                                 1,139,974,910
                                                            -------------------
   (Cost $1,114,143,355)

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount                                                    Value
--------------------------------------------------------------------------------

FORWARD COMMITMENTS

             $  11,000,000   GNMA Purchase, 7.00%,
                                 settlement 4/20/98         $     11,120,328

                40,000,000   GNMA Purchase, 7.50%,
                                 settlement 4/20/98               41,062,480

                20,000,000   GNMA Purchase, 6.50%,
                                 settlement 5/20/98               19,812,580
                                                            --------------------

TOTAL FORWARD COMMITMENTS--5.3%                                   71,995,388
                                                            --------------------
   (Cost $71,926,250)

TEMPORARY CASH INVESTMENTS

                25,000,000   FNMA Discount Note, 5.90%,
                                 4/1/98(4)                        25,000,000

Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.65%, dated 3/31/98,
       due 4/1/98 (Delivery value $20,022,142)                    20,019,000

Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.90%, dated 3/31/98, due
       4/1/98 (Delivery value $40,684,667)                        40,678,000
                                                            --------------------

TOTAL TEMPORARY
CASH INVESTMENTS--6.3%                                            85,697,000
                                                            --------------------
   (Cost $85,697,000)

TOTAL INVESTMENT SECURITIES--100.0%                            $1,350,986,243
                                                            ====================
   (Cost $1,324,977,727)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the weighted average yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Securities, or a portion thereof, have been segregated at the custodian bank for Forward Commitments.

(4) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                      STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS

Investment securities, at value
  (identified cost of
  $1,324,977,727) (Note 3) ............................         $ 1,350,986,243

Cash ..................................................               4,056,029

Receivable for
  investments sold ....................................                  95,625

Interest receivable ...................................               7,514,804
                                                                ---------------
                                                                  1,362,652,701
                                                                ---------------
LIABILITIES

Disbursements in excess of
  demand deposit cash .................................               1,627,281

Payable for investments
  purchased ...........................................              72,492,271

Payable for capital
  shares redeemed .....................................                 969,530

Accrued management
  fees (Note 2) .......................................                 639,916

Distribution fees payable (Note 2) ....................                      75

Service fees payable (Note 2) .........................                      75

Dividends payable .....................................                 820,757

Payable for trustees' fees
  and expenses ........................................                   1,807

Accrued expenses and
  other liabilities ...................................                     601
                                                                ---------------
                                                                     76,552,313
                                                                ---------------
Net Assets ............................................         $ 1,286,100,388

NET ASSETS CONSIST OF:

Capital paid in
                                                                $ 1,284,010,304

Undistributed net
  investment income ...................................                  72,178

Accumulated net realized loss
  on investment transactions ..........................             (23,990,610)

Net unrealized appreciation
  on investments (Note 3) .............................              26,008,516
                                                                ---------------
                                                                $ 1,286,100,388
                                                                ===============
Investor Class

Net assets
                                                                $ 1,285,640,826

Shares outstanding ....................................              120,536,03

Net asset value per share .............................         $         10.67

Advisor Class

Net assets ............................................         $       459,562

Shares outstanding ....................................                  43,071

Net asset value per share .............................         $         10.67

See Notes to Financial Statements


10      STATEMENT OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME

Income:

Interest ................................................           $ 84,778,235
                                                                    ------------

Expenses (Note 2):

Investment advisory fees ................................              5,898,043

Transfer agency fees ....................................                381,757

Administrative fees .....................................                359,302

Printing and postage ....................................                123,233

Custodian fees ..........................................                 97,412

Trustees' fees and expenses .............................                 26,310

Registration and filing fees ............................                 21,350

Auditing and legal fees .................................                 20,142

Telephone expenses ......................................                 14,316

Other operating expenses ................................                 36,692

Distribution fees - Advisor Class .......................                    195

Service fees - Advisor Class ............................                    195
                                                                    ------------
                                                                       6,978,947
                                                                    ------------
Net investment income ...................................             77,799,288
                                                                    ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ........................              1,450,246

Change in net unrealized
  appreciation on investments ...........................             35,274,054
                                                                    ------------
Net realized and unrealized
  gain on investments ...................................             36,724,300
                                                                    ------------
Net Increase in Net Assets
  Resulting from Operations .............................           $114,523,588
                                                                    ============
See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       11


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1998
AND MARCH 31, 1997

Increase (Decrease) in Net Assets                   1998              1997

OPERATIONS

Net investment income ................     $    77,799,288      $    76,450,742

Net realized gain (loss)
  on investments .....................           1,450,246           (1,660,256)

Change in net unrealized
  appreciation (depreciation)
  on investments .....................          35,274,054          (10,865,815)
                                           ---------------      ---------------
Net increase in net assets
  resulting from operations ..........         114,523,588           63,924,671
                                           ---------------      ---------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

  Investor Class .....................         (77,794,647)         (76,433,695)

  Advisor Class ......................              (4,641)                --
                                           ---------------      ---------------
Decrease in net assets
  from distributions .................         (77,799,288)         (76,433,695)
                                           ---------------      ---------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)

Net increase in net assets
  from capital share transactions ....         130,210,987           11,654,889
                                           ---------------      ---------------
Net increase (decrease)
  in net assets ......................         166,935,287             (854,135)


NET ASSETS

Beginning of year ....................       1,119,165,101        1,120,019,236
                                           ---------------      ---------------
End of Year ..........................     $ 1,286,100,388        $1,119,165,10
                                           ===============      ===============

See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham GNMA Fund (the Fund) is one of the eight funds issued by the Trust. The Fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on October 9, 1997. The following accounting policies, related to both classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FORWARD COMMITMENTS -- The Fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 1998, accumulated net realized capital loss carryovers of approximately $23,280,300 (expiring 2003 through 2005) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Fund in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Fund is as follows:

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion. The annualized unified management fee for the period ended March 31, 1998 was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the year ended March 31, 1998 were $390.

    Total expenses of $4,840,261 were incurred under the new management agreement and were included in Investment Advisory Fees and Trustees' Fees and Expenses in the Statement of Operations. Total expenses and the annualized ratio of operating expenses to average net assets for the four months ended July 31, 1997 were $2,138,296 and 0.56%, respectively.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of U.S.  Treasury  and Agency  obligations,  excluding  short-term
investments,   totaled  $1,667,862,633.   Sales  of  U.S.  Treasury  and  Agency
obligations, excluding short-term investments, totaled $1,547,380,184.

    As of March 31, 1998, accumulated net unrealized appreciation was $25,298,364, based on the aggregate cost of investments of $1,325,687,879 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $27,576,757 and unrealized depreciation of $2,278,393.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Fund were as follows (unlimited number of shares authorized):

                                                     SHARES         AMOUNT

INVESTOR CLASS

Year ended March 31, 1998

Sold .......................................       46,751,528     $ 496,021,137

Issued in reinvestment of distributions ....        5,789,350        61,339,524

Redeemed ...................................      (40,343,016)     (427,609,050)
                                                -------------     -------------
Net increase ...............................       12,197,862     $ 129,751,611
                                                =============     =============

Year ended March 31, 1997

Sold .......................................       41,003,499     $ 428,072,730

Issued in reinvestment of distributions ....        5,649,816        58,737,337

Redeemed ...................................      (45,535,917)     (475,155,178)
                                                -------------     -------------
Net increase ...............................        1,117,398     $  11,654,889
                                                =============     =============

ADVISOR CLASS

Period ended March 31, 1998(1)

Sold .......................................           81,176     $     866,914

Issued in reinvestment of distributions ....              408             4,352

Redeemed ...................................          (38,513)         (411,890)
                                                -------------     -------------
Net increase ...............................           43,071     $     459,376
                                                =============     =============

(1) October 9, 1997 (commencement of sale) through March 31, 1998.


ANNUAL REPORT                        NOTES TO FINANCIAL STATEMENTS         15


                             FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                       Investor                                       Advisor
                                                                        Class                                          Class
                                       1998             1997            1996             1995           1994          1998(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .........  $       10.33    $       10.45    $       10.18    $       10.35  $       10.88    $       10.63
                               -------------    -------------    -------------    -------------  -------------    -------------
Income From Investment
  Operations

  Net Investment Income .....           0.69             0.71             0.74             0.72           0.66             0.31

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..............           0.34            (0.12)            0.27            (0.18)         (0.52)            0.04
                               -------------    -------------    -------------    -------------  -------------    -------------
  Total From Investment
  Operations ................           1.03             0.59             1.01             0.54           0.14             0.35
                               -------------    -------------    -------------    -------------  -------------    -------------
Distributions

  From Net Investment
  Income ....................          (0.69)           (0.71)           (0.74)           (0.71)         (0.66)           (0.31)

  From Net Realized
  Capital Gains .............           --               --               --               --            (0.01)            --
                               -------------    -------------    -------------    -------------  -------------    -------------
  Total Distributions .......          (0.69)           (0.71)           (0.74)           (0.71)         (0.67)           (0.31)
                               -------------    -------------    -------------    -------------  -------------    -------------
Net Asset Value,
  End of Period .............  $       10.67    $       10.33    $       10.45    $       10.18  $       10.35    $       10.67
                               =============    =============    =============    =============  =============    =============
  Total Return(2) ...........          10.21%            5.84%           10.08%            5.53%          1.30%            3.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(3) ....           0.58%            0.55%            0.58%            0.58%          0.54%            0.84%(4)

Ratio of Net Investment
  Income to Average
  Net Assets ................           6.49%            6.84%            6.98%            7.08%          6.12%            5.92%(4)

Portfolio Turnover Rate .....            133%             105%              64%             120%            49%             133%

Net Assets, End
of Period (in thousands) ....  $   1,285,641    $   1,119,165    $   1,120,019    $     979,670  $   1,129,185    $         460

(1) October 9, 1997 (commencement of sale) through March 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

(4) Annualized.

See Notes to Financial Statements


16      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Government Income Trust and the Shareholders of the American Century - Benham GNMA Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Century - Benham GNMA Fund (one of the Funds comprising American Century Government Income Trust) as of March 31, 1998, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets as of March 31, 1997 and the financial highlights for each of the four years in the period ended March 31, 1997, were audited by other auditors, whose report, dated May 2, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century - Benham GNMA Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 8, 1998


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       17


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 2, 1997, the GNMA fund issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees.

    Now more shares are purchased through financial intermediaries (who ordinarily are compensated for the services they provide). In September 1997, American Century began to offer two classes of shares for GNMA. One class is for investors buying directly from American Century, the other is for investors buying through financial intermediaries.

    The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders pay no commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than that of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18    SHARE CLASS AND RETIREMENT
      ACCOUNT INFORMATION                        AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    GNMA seeks to provide a high level of current income, consistent with safety of principal, by investing primarily in mortgage-backed GNMA certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for GNMA is:

    GNMA FUNDS--funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

-------------------------------------
INVESTMENT TEAM LEADERS
-------------------------------------
  Portfolio Manager     Casey Colton
-------------------------------------

20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* DURATION EXTENSION--a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT--paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* AVERAGE DURATION-- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE--a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS)--mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies. Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


ANNUAL REPORT                                              GLOSSARY       21


[american century logo(reg.sm)]
           American
        Century(reg.tm)


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12402      Recycled

                                     ANNUAL
                                     REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                 MARCH 31, 1998

                                     BENHAM
                                      GROUP

                              Short-Term Government

                               TABLE OF CONTENTS
Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   12
Statements of Operations ..................................................   13
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   15
Financial Highlights ......................................................   18
Report of Independent Accountants .........................................   19
Retirement Account Information ............................................   20
Background Information
           Investment Philosophy & Policies ...............................   24
           Comparative Indices ............................................   24
           Lipper Rankings ................................................   24
           Investment Team Leaders ........................................   24
Glossary ..................................................................   25

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
      Short-Term
      Government

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                         AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Favorable economic conditions continued during the 12 months ended March 31, 1998. Low inflation and moderate growth provided an excellent backdrop for investors in U.S. financial markets.

*   Low  inflation--and  low inflation  expectations--caused  interest  rates to
    fall.The  U.S.  bond  market  rallied,   with  intermediate-  and  long-term
    securities producing double-digit returns.

* Falling long-term rates and relatively stable short-term rates created a flat Treasury yield curve. In other words, long-term bonds didn't yield much more than short-term securities at the end of the period.

* Treasury securities outperformed other sectors such as corporates, agencies and mortgage-backeds during the period. Treasurys typically outperform other bond sectors when interest rates fall sharply.

* Supply and demand factors were favorable during the 12 months, and are expected to continue that way. The Federal budget surplus should result in less Treasury issuance, and overseas financial woes make U.S. bonds attractive to foreign investors.

SHORT-TERM GOVERNMENT

* According to Lipper Analytical Services, the fund outperformed the average return for 72 "Short U.S. Government Funds" for the period. (See the Total Returns table on page 4.)

* Assets grew dramatically as a result of the merger with Benham Adjustable Rate Government Securities fund and a large investment from the Stowers family.Short-Term Government is now one of the five largest funds in its category.

* The investment portfolio was overweighted in mortgage-backed securities, particularly after the merger. During the last half of the period, we sold mortgage-backeds and bought Treasurys as we moved closer to a "neutral" asset mix of approximately 45% Treasurys, 45% mortgage-backeds and 10% agencies.

* NOTE: The fund changed its fiscal year end from October 31 to March 31 after it merged last year with Benham Adjustable Rate Government Securities fund. As a result, you've received back-to-back annual reports reflecting the fund's old and new fiscal year ends. From now on, all annual reports will be dated March 31.


                 SHORT-TERM
                 GOVERNMENT

TOTAL RETURNS:               AS OF 3/31/98
     5 Months                       1.95%*
     1 Year                          6.66%

NET ASSETS:                 $808.5 million
     (AS OF 3/31/98)

INCEPTION DATE:                   12/15/82

TICKER SYMBOL:                       TWUSX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 25.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The U.S. bond market rallied during the 12 months ended March 31, 1998. Low inflation, a strong U.S. dollar, an improving federal budget and moderate economic growth created an ideal environment for bonds. Short-Term Government's returns reflected this environment and the hard work of our government bond team.

    Short-Term Government changed its fiscal year end from October 31 to March 31 after the merger last year with Benham Adjustable Rate Government Securities fund. As a result, you've received back-to-back annual reports reflecting the fund's old and new fiscal year ends. We regret any confusion or inconvenience this may have caused. From now on, all of your annual reports will be dated March 31.

    We've had a very exciting year on the corporate front. We gained a powerful business partner in January, when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000 when the new millennium begins. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already Y2K compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line chart - data below]

FALLING AND FLATTENING TREASURY YIELD CURVE

                     3/31/97         3/31/98
 YEARS TO
 MATURITY
     1               5.997%          5.380%
     2               6.411%          5.559%
     3               6.562%          5.581%
     4               6.655%          5.597%
     5               6.748%          5.612%
     6               6.779%          5.620%
     7               6.811%          5.628%
     8               6.842%          5.635%
     9               6.874%          5.643%
    10               6.905%          5.651%
    11               6.915%          5.665%
    12               6.924%          5.679%
    13               6.934%          5.693%
    14               6.943%          5.707%
    15               6.953%          5.721%
    16               6.962%          5.735%
    17               6.972%          5.749%
    18               6.981%          5.763%
    19               6.991%          5.777%
    20               7.000%          5.792%
    21               7.010%          5.806%
    22               7.019%          5.820%
    23               7.029%          5.834%
    24               7.038%          5.848%
    25               7.048%          5.862%
    26               7.057%          5.876%
    27               7.067%          5.890%
    28               7.076%          5.904%
    29               7.086%          5.918%
    30               7.095%          5.932%

Source: Bloomberg Financial Markets

DOUBLE-DIGIT RETURNS

    While U.S. stocks grabbed most of the attention, U.S. bonds quietly posted double-digit total returns for the 12 months ended March 31, 1998. Inflation -- and inflation expectations -- remained low and interest rates generally fell, boosting bond prices across the board. Longer-term bonds, which are most sensitive to interest rate changes, outperformed intermediate- and short-term securities. For example, a 30-year Treasury bond produced a total return of 22.6%, a 10-year Treasury note returned 15.4% and a 2-year Treasury note returned 7.5%.

SECTOR RETURNS STRONG BUT VARIED

    All U.S. bond sectors performed well for the period, but some were stronger than others. Treasury securities finished on top, despite strong demand for higher-yielding securities such as mortgage-backeds. These securities suffered short-term setbacks that reduced their returns compared with Treasurys. For example, mortgage-backeds were hit with prepayment fears in the first quarter of 1998 when the 10-year Treasury note yield dropped below 5.4%, triggering a wave of mortgage refinancing. Mortgage refinancings shorten the life of mortgage-backed securities and force investors to reinvest in lower-yielding securities. But despite the volatility, mortgage-backeds also produced double-digit returns--the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 11.14%.

ECONOMIC STORY UNCHANGED

    Moderate-to-strong economic growth and low inflation continued to prevail during the 12 months. U.S. economic growth remained at a 4% annual rate, powered by strong consumer spending, and unemployment remained below 5%.

    Long-term interest rates trended downward as investors became convinced that inflation would not return anytime soon. Asia's economic problems, which translated into lower commodity and export prices, exerted downward pressure on U.S. prices. The consumer price index, viewed as the broadest gauge of costs for U.S. goods and services, rose at an annual rate of just 1.4% for the period.

FLATTENING YIELD CURVE

    The Federal Reserve, not seeing any convincing signs of inflation, left its short-term interest rate target unchanged at 5.5%, while yields on long-term Treasury bonds fell more than a full percentage point. This resulted in the "flat" yield curve shown in the accompanying graph. The yield difference between a 6-month Treasury bill and a 30-year Treasury bond was just 68 basis points on March 31, 1998, compared with 182 basis points at the start of the period. (A basis point equals 0.01%.)

DIMINISHING SUPPLY, STRONG DEMAND

    For the fiscal year beginning October 1, 1997, the U.S. government is projected to generate a budget surplus, the first in 30 years. As a result, the Treasury is reducing the amount of new securities it issues. At the same time, demand remains strong. Global investors are attracted to U.S. Treasury bonds, particularly in times of political or financial stress. This "flight to quality" was illustrated during the Asian economic crisis in late October, when stock markets throughout the world fell sharply and U.S. bonds rallied. These favorable supply and demand factors should continue in 1998.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                                   AVERAGE ANNUAL RETURNS
                                       5 MONTHS(1)       1 YEAR           3 YEARS         5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF MARCH 31, 1998(2)

Short-Term Government ..................  1.95%            6.66%           6.13%           4.64%             6.13%

Salomon 1- to 3-Year
Treasury/Agency Index(+) ...............  2.60%            7.52%           6.29%           5.55%             7.25%

Average Short U.S.
Government Fund(3) .....................  1.97%            6.50%           6.12%           4.85%             6.40%

Fund's Ranking Among
Short U.S. Government Funds(3) .........   --          38 out of 72    31 out of 57    24 out of 33       7 out of 10

(1) The  fund's  fiscal  year end was  changed  from  October  31 to  March  31;
    therefore some data in this report cover the five month period from the fund's October 31, 1997 annual report to March 31, 1998.

(2) Returns for periods less than one year are not annualized.

(3) According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 3/31/88

                                  Value on 3/31/98
               Short-Term        Merrill Lynch 1- to      Salomon 1- to 3-Year
               Government        3-Year Govt. Index      Treasury/Agency Index+
Mar-88          $10,000               $10,000                  $10,000
Jun-88          $10,092               $10,104                  $10,106
Sep-88          $10,232               $10,251                  $10,252
Dec-88          $10,291               $10,349                  $10,370
Mar-89          $10,392               $10,478                  $10,495
Jun-89          $10,926               $10,999                  $11,015
Sep-89          $11,028               $11,159                  $11,191
Dec-89          $11,319               $11,475                  $11,519
Mar-90          $11,283               $11,577                  $11,646
Jun-90          $11,557               $11,901                  $11,977
Sep-90          $11,774               $12,185                  $12,264
Dec-90          $12,173               $12,590                  $12,667
Mar-91          $12,374               $12,867                  $12,963
Jun-91          $12,585               $13,121                  $13,217
Sep-91          $13,057               $13,562                  $13,665
Dec-91          $13,590               $14,061                  $14,157
Mar-92          $13,476               $14,083                  $14,186
Jun-92          $13,844               $14,488                  $14,593
Sep-92          $14,245               $14,920                  $15,013
Dec-92          $14,187               $14,947                  $15,031
Mar-93          $14,456               $15,277                  $15,379
Jun-93          $14,579               $15,442                  $15,548
Sep-93          $14,732               $15,663                  $15,766
Dec-93          $14,779               $15,756                  $15,863
Mar-94          $14,627               $15,677                  $15,785
Jun-94          $14,590               $15,690                  $15,787
Sep-94          $14,713               $15,845                  $15,935
Dec-94          $14,706               $15,845                  $15,923
Mar-95          $15,173               $16,377                  $16,460
Jun-95          $15,635               $16,902                  $16,965
Sep-95          $15,850               $17,156                  $17,245
Dec-95          $16,251               $17,588                  $17,644
Mar-96          $16,243               $17,647                  $17,740
Jun-96          $16,394               $17,825                  $17,928
Sep-96          $16,622               $18,119                  $18,232
Dec-96          $16,920               $18,464                  $18,586
Mar-97          $17,004               $18,586                  $18,743
Jun-97          $17,353               $18,996                  $19,145
Sep-97          $17,650               $19,368                  $19,513
Dec-97          $17,937               $19,693                  $19,826
Mar-98          $18,136               $19,982                  $20,152

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.


PORTFOLIO AT A GLANCE
                                       3/31/98           10/31/97
Number of Securities                     125                125
Weighted Average Maturity             3.0 years          3.0 years
Average Duration                      1.9 years          1.5 years
Expense Ratio                          0.59%*              0.68%

* Annualized.


YIELD AS OF MARCH 31, 1998
                                       30-DAY
                                         SEC
                                        YIELD
Short-Term Government                   5.41%

30-Day SEC Yield is defined in the Glossary on page 25.

(+) NOTE: The fund's benchmark has changed from the Merrill Lynch 1- to 3-Year Government Index to the Salomon Brothers 1- to 3-Year Treasury/Agency Index. In future reports, only the Salomon Brothers Index will be used for fund performance comparisons.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Newlin Rankin, a portfolio manager on the Short-Term Government fund investment team.

HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED MARCH 31, 1998?

    Short-Term Government performed well against other funds in its category and well in general, reflecting the generally strong performance of the U.S. bond market. The fund returned 6.66%, beating the 6.50% average return of the 72 "Short U.S. Government Funds" tracked by Lipper Analytical Services. The fund's new benchmark, the Salomon Brothers 1- to 3-Year Treasury/Agency Index, returned 7.52%. (See the Total Returns table and the Note on the previous page for other fund performance comparisons and more information about the benchmark.)

WHAT CAUSED THE RETURN DISPARITY BETWEEN THE FUND AND ITS BENCHMARK?

    Short-Term  Government's  position  in  mortgage-backed  securities,   which
underperformed other bond sectors when interest rates fell sharply, hurt relative performance. The fund held a significant percentage of mortgage-backed securities during the period, while the index (which is 91% Treasurys and 9% government agency securities) didn't contain any. Also, unlike the fund, the benchmark's return does not include fees and expenses, so the index enjoys a return advantage of approximately 60 basis points. (A basis point equals 0.01%.)

[bar graph - data below]

SHORT-TERM GOVERNMENT'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS
(Periods ended March 31)

                Short-Term         Merrill Lynch 1- to
                Government        3-Year Gov't. Index+
3/89              3.94%                  4.78%
3/90              8.56%                  10.48%
3/91              9.66%                  11.15%
3/92              8.91%                  9.45%
3/93              7.27%                  8.48%
3/94              1.18%                  2.62%
3/95              3.74%                  4.47%
3/96              7.05%                  7.75%
3/97              4.69%                  5.32%
3/98              6.66%                  7.51%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 24 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) In future reports, the fund's new benchmark--the Salomon Brothers 1- to 3-Year Government Index--will be used for fund performance comparisons. (See Note on page 4.)


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

    The merger with Benham Adjustable Rate Government Securities, an adjustable-rate mortgage (ARM) fund, boosted assets from approximately $314 million on August 29, 1997, to $536 million on August 30, 1997, and increased the fund's holdings of mortgage-backed securities. We sold the majority of our ARMs before long-term interest rates fell in the fourth quarter of 1997. Lower long-term interest rates made it very attractive for ARM holders paying 8% to refinance into 7% fixed-rate mortgages. As a result, ARM paper lost value. We also sold mortgage-backed securities and purchased Treasury bonds late in the fiscal year. Treasury securities outperformed mortgages in the fourth quarter of 1997 and January of 1998, so the trade helped the fund's performance.

    In January 1998, the fund received a $320 million cash infusion from a major investor, which was used to purchase Treasury securities. By March 31, 1998, assets totaled $808.5 million, of which 39% was invested in U.S. Treasury and government agency bonds, while 61% was invested in mortgage-backed securities. We consider a neutral asset mix to be approximately 45% Treasurys, 45% mortgage-backed securities and 10% government agency securities.

WHO PROVIDED THE $320 MILLION CASH INFUSION? WHY WAS IT INVESTED IN TREASURY SECURITIES?

    On January 16, 1998, the Stowers family, which owns the controlling interest in American Century Companies, placed the money in the fund to endow a cancer research institute. By purchasing 1- to 3-year Treasury notes, the easiest bonds to buy and sell, we gained more investment flexibility for the fund, while moving it closer to its neutral asset mix.

WHAT INVESTMENT STRATEGIES WORKED WELL DURING THE PERIOD?

    Holding mortgage-backed securities with extra refinancing protection helped the fund when prepayments rose dramatically in January. For our mortgage portfolio, we typically look for securities that are backed by mortgages that we think are much less likely to be refinanced. For example, we believe "seasoned" mortgages that have been outstanding for at least a few years are less likely to be prepaid. Another option is to buy mortgages with short effective maturities, such as Planned Amortization Class securities, which are protected from excessive prepayment risk and produce the majority of their cash flows within a few years.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Mortgage-Backed
   Securities               61%
U.S. Treasury Securities    37%
U.S. Government Agency
   Securities                2%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Mortgage-Backed
   Securities               84%
U.S. Treasury Securities    10%
U.S. Government Agency
   Securities                6%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    We also purchased mortgage-backed securities issued by the Federal National Mortgage Association (FNMA or Fannie Mae) that offered 106 basis points more yield than a Treasury bond of comparable maturity. The Fannie Maes offer some prepayment protection if interest rates decline. The most we can lose if these bonds are held to maturity is 0.25% of the security's value. For that to happen, every one of the 1,233 homeowners represented by the bond would have to pay off their mortgages.

WHY DO YOU THINK INFLATION HAS REMAINED SO TAME?

    Certainly, the computer revolution has increased corporate efficiency. A multitude of business tasks, from manufacturing airplanes to administrative chores such as letter writing and bookkeeping can be done much faster and with far fewer people than in the past. As a simple example, think how efficient it has become to return a rental car; you drive into the rental return area where somebody with a personal computer meets you. Within a few seconds, your bill is printed out so you don't have to wait in a long line, and off you go.

    In addition, barriers to trade have been coming down around the world, making price competition much more fierce. Energy prices have fallen sharply, because the supply of oil has expanded beyond the Middle East. And now, the Asian economic slowdown, which is constraining global growth, is exerting downward pressures on prices.

WHAT IS THE OUTLOOK FOR INTEREST RATES?

    While it's possible rates could go lower, we think the majority of the decline in yields is already behind us, so investors shouldn't expect a repeat of the last year. In our opinion, economic growth would have to slow significantly to get bond prices moving higher again, and a slowdown of that magnitude doesn't seem likely in the near future. Analysts thought slower demand from Asia would put the brakes on the economy, but a robust consumer sector has kept growth strong. Continued economic strength helps establish a floor on how low interest rates can go--the Federal Reserve is reluctant to lower short-term interest rates as long as the economy remains robust and there's also the threat of inflation from higher wages.

WHAT IS YOUR STRATEGY GIVEN THAT OUTLOOK?

    With low interest rates and the yield curve as flat as it is (see the graph on page 3), we'll aim to increase the fund's yield by selectively purchasing undervalued or typically higher-yielding securities such as mortgage-backeds, rather than by buying securities with longer maturities. There isn't much incentive to invest in bonds with longer maturities. A 30-year Treasury bond offers less than 50 basis points extra yield compared with a two-year note but significantly more price risk. Buying a 10-year Treasury note offers just 10 basis points extra yield compared with a 2-year note, but four times the price risk.


ANNUAL REPORT                                      MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES

        $  8,000  U.S. Treasury Notes, 5.00%,
                      1/31/99                                $    7,967

          33,000  U.S. Treasury Notes, 5.875%,
                      7/31/99                                    33,120

          62,000  U.S. Treasury Notes, 7.75%,
                      1/31/00                                    64,285

          73,000  U.S. Treasury Notes, 6.125%,
                      7/31/00                                    73,804

          83,000  U.S. Treasury Notes, 5.25%,
                      1/31/01                                    82,177

          40,000  U.S. Treasury Notes, 6.125%,
                      8/15/07(1)                                 41,130
                                                         --------------------

TOTAL U.S. TREASURY SECURITIES--36.7%                           302,483
                                                         --------------------
           (Cost $304,445)

U.S. GOVERNMENT AGENCY SECURITIES

           5,600  FHLMC Discount Note, 5.90%,
                      4/1/98(2)                                   5,600

          10,000  FNMA, MTN, 5.71%, 2/13/01                       9,921
                                                         --------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--1.9%                                          15,521
                                                         --------------------
            (Cost $15,446)

ADJUSTABLE-RATE MORTGAGE SECURITIES(3)

FHLMC--0.7%

             183  FHLMC Pool #635104, 7.65%,
                      8/1/18                                        190

             460  FHLMC Pool #606095, 7.68%,
                      11/1/18                                       474

           2,850  FHLMC Pool #755188, 7.26%,
                      9/1/20                                      2,934

             468  FHLMC Pool #390263, 6.50%,
                      1/1/21                                        473

              54  FHLMC Pool #775473, 7.11%,
                      6/1/21                                         55

           1,630  FHLMC Pool #876559, 7.99%,
                      3/1/24                                      1,695
                                                         --------------------

                                                                  5,821
                                                         --------------------


Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

FNMA--5.3%

       $      48  FNMA Pool #066254, 6.20%,
                      2/1/99                                $        48

             223  FNMA Pool #066376, 8.00%,
                      2/1/01                                        227

             359  FNMA Pool #020155, 7.49%,
                      8/1/14                                        367

              60  FNMA Pool #009781, 7.07%,
                      10/1/14                                        61

             110  FNMA Pool #020635, 7.21%,
                      8/1/15                                        114

             329  FNMA Pool #025432, 7.25%,
                      4/1/16                                        340

              87  FNMA Pool #009883, 7.625%,
                      7/1/16                                         90

             421  FNMA Pool #036922, 7.75%,
                      8/1/16                                        438

             465  FNMA Pool #105843, 8.04%,
                      1/1/17                                        487

             325  FNMA Pool #120560, 7.17%,
                      4/1/17                                        333

           1,853  FNMA Pool #061401, 7.91%,
                      5/1/17                                      1,952

             387  FNMA Pool #061392, 7.65%,
                      7/1/17                                        405

           1,327  FNMA Pool #066415, 7.31%,
                      7/1/17                                      1,371

             318  FNMA Pool #070088, 7.34%,
                      12/1/17                                       329

           4,377  FNMA Pool #099782, 7.17%,
                      1/1/18                                      4,479

             293  FNMA Pool #064708, 7.625%,
                      2/1/18                                        308

           1,304  FNMA Pool #070030, 7.42%,
                      2/1/18                                      1,352

           1,452  FNMA Pool #086885, 7.34%,
                      3/1/18                                      1,502

             473  FNMA Pool #070224, 7.55%,
                      4/1/18                                        492

             299  FNMA Pool #162880, 7.77%,
                      5/1/18                                        307

             368  FNMA Pool #070186, 7.25%,
                      6/1/18                                        381

             856  FNMA Pool #013786, 7.13%,
                      8/1/18                                        870

             186  FNMA Pool #116473, 7.58%,
                      12/1/18                                       192

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

        $    164  FNMA Pool #075462, 7.70%,
                      5/1/19                                 $      171

             665  FNMA Pool #244477, 7.14%,
                      8/1/19                                        684

           4,243  FNMA Pool #142402, 7.59%,
                      9/1/19                                      4,402

           1,452  FNMA Pool #070595, 7.09%,
                      1/1/20                                      1,504

             704  FNMA Pool #336479, 7.90%,
                      3/1/21                                        735

             353  FNMA Pool #129482, 6.67%,
                      8/1/21                                        359

             822  FNMA Pool #145556, 7.50%,
                      1/1/22                                        855

           1,282  FNMA Pool #163993, 7.72%,
                      5/1/22                                      1,326

             582  FNMA Pool #334441, 7.63%,
                      5/1/22                                        597

             942  FNMA Pool #169868, 7.56%,
                      6/1/22                                        975

             460  FNMA Pool #173165, 7.52%,
                      7/1/22                                        474

             671  FNMA Pool #178295, 7.66%,
                      9/1/22                                        695

             396  FNMA Pool #328733, 7.71%,
                      1/1/23                                        410

             420  FNMA Pool #220498, 8.50%,
                      6/1/23                                        442

             313  FNMA Pool #222649, 8.48%,
                      7/1/23                                        329

             849  FNMA Pool #190647, 7.85%,
                      8/1/23                                        878

           3,226  FNMA Pool #303336, 7.70%,
                      8/1/23                                      3,327

             545  FNMA Pool #318767, 7.99%,
                      10/1/25                                       570

             263  FNMA Pool #325305, 8.125%,
                      11/1/25                                       275

              81  FNMA Pool #062836, 6.45%,
                      4/1/26                                         82

             215  FNMA Pool #062835, 6.58%,
                      1/1/27                                        218

             197  FNMA Pool #070184, 7.51%,
                      1/1/27                                        205

              32  FNMA Pool #091688, 7.25%,
                      2/1/27                                         33


Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

        $  3,054  FNMA Pool #062688, 6.20%,
                      5/1/28                                 $    3,077

             317  FNMA Pool #070716, 6.64%,
                      1/1/29                                        323

             293  FNMA Pool #091689, 7.29%,
                      2/1/29                                        304

           4,196  FNMA Pool #316518, 6.52%,
                      10/1/30                                     4,258
                                                         --------------------

                                                                 43,953
                                                         --------------------

GNMA--0.2%

             293  GNMA Pool #008230, 7.375%,
                      5/20/17                                       302

             331  GNMA Pool #008763, 7.50%,
                      2/20/21                                       346

             358  GNMA Pool #0008872, 7.50%,
                      11/20/21                                      374

              11  GNMA Pool #008902, 7.00%,
                      1/20/22                                        11

             384  GNMA Pool #008964, 7.50%,
                      8/20/26                                       400
                                                         --------------------

                                                                  1,433
                                                         --------------------

TOTAL ADJUSTABLE-RATE
MORTGAGE SECURITIES--6.2%                                        51,207
                                                         --------------------
   (Cost $51,199)

FIXED-RATE MORTGAGE SECURITIES(3)

FHLMC--7.7%

          11,239  FHLMC Pool #G40164, 6.50%,
                      11/1/02                                    11,352

          12,995  FHLMC Pool #G40218, 6.50%,
                      9/1/03                                     13,109

          16,608  FHLMC Pool #G10325, 7.00%,
                      9/1/08                                     16,926

           6,255  FHLMC Pool #G10439, 6.50%,
                      1/1/11                                      6,289

           9,636  FHLMC Pool #E64136, 6.50%,
                      5/1/11                                      9,687

           5,914  FHLMC Pool #D91694, 7.00%,
                      7/1/16                                      6,024
                                                         --------------------

                                                                 63,387
                                                         --------------------

FNMA--4.6%

           6,879  FNMA Pool #124516, 7.00%,
                      10/1/99                                     6,967

          11,485  FNMA Pool #356801, 6.00%,
                      12/1/08                                    11,382

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

        $  6,942  FNMA Pool #332814, 6.00%,
                      7/1/09                                 $    6,880

          11,488  FNMA Pool #190853, 9.00%,
                      6/1/24                                     12,309
                                                         -------------------

                                                                 37,538
                                                         -------------------

GNMA--1.9%

               8  GNMA Pool #113802, 12.50%,
                      6/15/99                                         9

               6  GNMA Pool #127619, 12.50%,
                      6/15/00                                         6

              21  GNMA Pool #126325, 11.50%,
                      8/15/00                                        22

             214  GNMA Pool #001565, 5.50%,
                      1/20/09                                       207

          10,556  GNMA Pool #780489, 8.50%,
                      10/15/11                                   11,051

              83  GNMA Pool #187019, 9.00%,
                      11/20/16                                       90

             144  GNMA Pool #179457, 9.00%,
                      12/20/16                                      155

              88  GNMA Pool #199973, 9.00%,
                      12/20/16                                       94

             354  GNMA Pool #220128, 9.00%,
                      8/20/17                                       381

             216  GNMA Pool #220134, 9.50%,
                      8/20/17                                       235

             299  GNMA Pool #234860, 9.50%,
                      10/20/17                                      325

             881  GNMA Pool #001291, 9.50%,
                      11/20/19                                      958

           1,892  GNMA Pool #001376, 8.00%,
                      9/20/23                                     1,955
                                                         -------------------

                                                                 15,488
                                                         -------------------

TOTAL FIXED-RATE
MORTGAGE SECURITIES--14.2%                                      116,413
                                                         -------------------
   (Cost $116,325)

COLLATERALIZED MORTGAGE OBLIGATIONS(3)

FHLMC--23.0%

           6,480  FHLMC REMIC, Series 1528,
                      Class A, 6.50%, 12/15/00                    6,516

          20,000  FHLMC REMIC, Series 1697,
                      Class PE PAC-1, 5.65%, 7/15/03             19,985

          15,493  FHLMC REMIC, Series 1982,
                      Class BC SEQ, 6.50%, 9/15/04               15,562


Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

        $  6,000  FHLMC REMIC, Series 1512,
                      Class EA PAC-1, 5.85%, 6/15/05         $    5,993

           7,241  FHLMC REMIC, Series 1344,
                      Class B TAC, 6.00%, 10/15/05                7,242

          10,000  FHLMC REMIC, Series 1598,
                      Class E PAC, 5.60%, 11/15/05                9,953

           5,000  FHLMC REMIC, Series 1612,
                      Class PD PAC-1, 5.75%,
                      5/15/06                                     4,985

          10,000  FHLMC REMIC, Series 1678,
                      Class PE PAC, 5.60%, 7/15/07                9,925

          10,048  FHLMC REMIC, Series 1805,
                      Class A, 6.50%, 12/15/08                    9,987

           7,779  FHLMC REMIC, Series 1839,
                      Class A PAC, 6.50%, 7/15/17                 7,828

           7,750  FHLMC REMIC, Series 1650,
                      Class E PAC-1, 5.75%,
                      11/15/17                                    7,724

          11,764  FHLMC REMIC, Series 1861,
                      Class E SEQ, 6.50%, 8/15/20                11,796

          12,998  FHLMC REMIC, Series 1934,
                      Class HB SEQ, 6.50%, 8/17/21               13,029

          10,000  FHLMC REMIC, Series 1395,
                      Class E TAC, 6.00%, 11/15/21                9,886

          16,198  FHLMC REMIC, Series 1861,
                      Class T SEQ, 6.50%, 11/15/21               16,246

           8,527  FHLMC REMIC, Series 1558,
                      Class A TAC, 6.00%, 5/15/22                 8,473

          23,882  FHLMC REMIC, Series 1983,
                      Class T SEQ, 6.75%, 9/17/22                23,794
                                                         -------------------

                                                                188,924
                                                         -------------------

FNMA--16.9%

          16,111  FNMA REMIC, Series 1994-33,
                      Class D PAC-1, 5.50%, 4/25/05              16,063

          13,702  FNMA REMIC, Series 1994-7,
                      Class PD PAC-1, 6.05%,
                      7/25/07                                    13,690

           6,500  FNMA REMIC, Series 1993-56,
                      Class PD PAC-1, 6.00%, 8/25/15              6,494

          13,000  FNMA REMIC, Series 1993-38,
                      Class H PAC, 6.15%, 7/25/16                12,988

          14,650  FNMA REMIC, Series 1993-139,
                      Class E PAC-1, 5.85%, 1/25/17              14,587

          10,057  FNMA REMIC, Series 1997-24,
                      Class PD PAC-1, 6.75%,
                      7/18/17                                    10,236

           6,331  FNMA REMIC, Series 1996-10,
                      Class A SEQ, 6.50%, 11/25/17                6,343

See Notes to Financial Statements


10      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

MARCH 31, 1998

Principal Amount            ($ in Thousands)                      Value
-----------------------------------------------------------------------------

        $  7,706  FNMA REMIC, Series 1996-12,
                      Class A SEQ, 6.50%, 12/25/17            $    7,716

           4,920  FNMA REMIC, Series G93-29,
                      Class A SEQ, 6.65%, 10/25/18                 4,938

          10,000  FNMA REMIC, Series 1996-64,
                      Class PB PAC, 6.50%, 1/18/19                10,082

          13,838  FNMA REMIC, Series 1997-20,
                      Class E SEQ, 7.00%, 6/17/20                 13,952

           8,314  FNMA REMIC,  Series  1997-70,
                      Class FB,  6.20%,  4/20/98,
                      resets monthly off the 1-month
                      LIBOR plus 0.45% with a
                      0.45% floor and a 8.50% cap, final
                      maturity 3/18/24(4)                          8,327

          14,000  FNMA REMIC, Series 1998-29,
                      Class AB, 6.48%, 3/23/04(5)                 13,899
                                                          -------------------

                                                                 139,315
                                                          -------------------

GNMA--1.1%

           3,420  GNMA REMIC, Series 1996-15,
                      Class K SEQ, 7.00%, 9/16/06                  3,448

           5,595  GNMA REMIC, Series 1996-15,
                      Class J SEQ, 7.00%, 1/16/07                  5,666
                                                          -------------------

                                                                   9,114
                                                          -------------------

PRIVATE LABEL(6)

             135  Dean Witter Trust I Floater, Series I,
                      Class A, Underlying Collateral
                      FHLMC, 6.25%, 4/20/98,
                      resets quarterly off the 1-month
                      LIBOR plus 0.50% with no floor
                      and a 13.00% cap, final maturity
                      4/20/18(4)                                     135
                                                          -------------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS--41.0%                                      337,488
                                                          -------------------
   (Cost $336,145)

TOTAL INVESTMENT SECURITIES--100.0%                             $823,112
                                                          ===================
   (Cost $823,560)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets= The frequency with which a fixed income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Security, or portion thereof, has been segregated for a when-issued security.

(2) Yield to maturity at purchase is indicated.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Interest reset date is indicated. Rate shown is effective March 31, 1998.

(5) When-issued security.

(6) Investment in category is less than 0.05% of total investment securities.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       11


                      STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

ASSETS                                  (In Thousands, Except Per-Share Amounts)

Investment securities, at value
(identified cost of $823,560) (Note 3) .....................          $ 823,112

Cash .......................................................              1,848

Receivable for investments sold ............................                348

Interest receivable ........................................              5,847
                                                                      ---------
                                                                        831,155
                                                                      ---------
LIABILITIES

Disbursements in excess of
  demand deposit cash ......................................                968

Payable for capital
  shares redeemed ..........................................                799

Payable for investments
  purchased ................................................             20,064

Accrued management fees
  (Note 2) .................................................                405

Dividends payable and
  other accrued expenses ...................................                455
                                                                      ---------
                                                                         22,691
                                                                      ---------
Net Assets .................................................          $ 808,464
                                                                      =========
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ....................................             85,460
                                                                      =========
Net Asset Value Per Share ..................................          $    9.46
                                                                      =========
NET ASSETS CONSIST OF:

Capital (par value and
   paid-in surplus) ........................................          $ 889,036

Accumulated net realized loss
  from investment transactions .............................            (80,124)

Net unrealized depreciation
  on investments (Note 3) ..................................               (448)
                                                                      ---------
                                                                      $ 808,464
                                                                      =========

See Notes to Financial Statements


12      STATEMENT OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 1998(1) AND
YEAR ENDED OCTOBER 31, 1997                              1998              1997

INVESTMENT INCOME                                            (In Thousands)

Income:

Interest ......................................        $ 16,508         $ 22,577
                                                       --------         --------
Expenses (Note 2):

Management fees ...............................           1,623            2,461

Trustees' fees and expenses ...................               7                7
                                                       --------         --------
                                                          1,630            2,468
                                                       --------         --------
Net investment income .........................          14,878           20,109
                                                       --------         --------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)

Net realized gain on investments ..............             731            1,053

Change in net unrealized
  appreciation (depreciation)
  on investments ..............................          (4,232)             699
                                                       --------         --------
Net realized and unrealized
  gain (loss) on investments ..................          (3,501)           1,752
                                                       --------         --------
Net Increase in Net Assets
  Resulting from Operations ...................        $ 11,377         $ 21,861
                                                       ========         ========

(1) The Fund's fiscal year was changed from October 31 to March 31 resulting in a five month annual reporting period.

See Notes to Financial Statements


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       13


                      STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED MARCH 31, 1998(1) AND
YEARS ENDED OCTOBER 31, 1997 AND OCTOBER 31, 1996

Increase (Decrease) in Net Assets             1998          1997          1996

OPERATIONS                                             (In Thousands)

Net investment income ................    $  14,878     $  20,109     $  19,940

Net realized gain (loss)
  on investments .....................          731         1,053          (339)

Change in net unrealized
  appreciation (depreciation)
  on investments .....................       (4,232)          699        (1,269)
                                          ---------     ---------     ---------
Net increase in net assets
  resulting from operations ..........       11,377        21,861        18,332
                                          ---------     ---------     ---------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ...........      (14,878)      (20,109)      (19,940)
                                          ---------     ---------     ---------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ............      373,778        83,471        78,893

Proceeds from shares issued
  in connection with acquisition
  (Note 4) ...........................         --         221,479          --

Proceeds from reinvestment
  of distributions ...................       13,212        18,929        18,705

Payments for shares redeemed .........      (94,357)     (156,071)     (137,549)
                                          ---------     ---------     ---------
Net increase (decrease) in
  net assets from capital
  share transactions .................      292,633       167,808       (39,951)
                                          ---------     ---------     ---------
Net increase (decrease)
  in net assets ......................      289,132       169,560       (41,559)

NET ASSETS

Beginning of period ..................      519,332       349,772       391,331
                                          ---------     ---------     ---------
End of period ........................    $ 808,464     $ 519,332     $ 349,772
                                          =========     =========     =========
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold .................................       39,286         8,836         8,327

Shares issued in connection
  with acquisition (Note 4) ..........         --          23,472          --

Issued in reinvestment
  of distributions ...................        1,394         2,004         1,977

Redeemed .............................       (9,950)      (16,523)      (14,531)
                                          ---------     ---------     ---------
Net increase .........................       30,730        17,789        (4,227)
                                          =========     =========     =========

See Notes to Financial Statements


14      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Government Fund (the Fund) is one of the eight funds issued by the Trust. The investment objective of the Fund is to provide investors with a high level of current income, consistent with stability of principal. The Fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to both classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the Fund's policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. As of March 31, 1998, the Fund had an accumulated net realized capital loss carryover of $79,672,846 (expiring 2001 through 2004), which may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       15


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Fund is as follows:

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


16      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of U.S.  Government and Agency  securities,  excluding  short-term
investments,   totaled  $651,486,568.   Sales  of  U.S.  Government  and  Agency
securities, excluding short-term investments, totaled $298,376,326.

    As of March 31, 1998, accumulated net unrealized depreciation was $898,046, based on the aggregate cost of investments for federal income tax purposes of $824,010,326, which consisted of unrealized appreciation of $2,191,414 and unrealized depreciation of $3,089,460.

--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

    On August 29, 1997 American Century - Benham Adjustable Rate Government Securities Fund (ARM) acquired all of the net assets of the American Century - Benham Short-Term Government Fund (Short-Term), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Short-Term is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization, but was reorganized as a fund issued by American Century Government Income Trust.

    The acquisition was accomplished by a tax-free exchange of 23,128,551 shares of ARM for 23,471,559 shares of Short-Term, outstanding on August 29, 1997. The net assets of ARM and Short-Term immediately before the acquisitions were $221,479,030 and $313,992,998, respectively. ARM unrealized appreciation of $672,533 was combined with that of Short-Term. Immediately after the acquisition, the combined net assets were $535,472,028.

    ARM capital loss carryforwards of approximately $68,398,906, are included in Short-Term's financials. These capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       17


                             FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                     1998(1)              1997            1996            1995           1994          1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .........   $      9.49        $      9.47     $      9.51     $      9.27     $      9.67     $      9.61
                                -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment
  Operations

  Net Investment Income .....          0.21               0.52            0.51            0.52            0.40            0.36

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..............         (0.03)              0.02           (0.04)           0.24           (0.40)           0.06
                                -----------        -----------     -----------     -----------     -----------     -----------
  Total From Investment
  Operations ................          0.18               0.54            0.47            0.76            --              0.42
                                -----------        -----------     -----------     -----------     -----------     -----------
Distributions

  From Net Investment
  Income ....................         (0.21)             (0.52)          (0.51)          (0.52)          (0.40)          (0.36)
                                -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value,
End of Period ...............   $      9.46        $      9.49     $      9.47     $      9.51     $      9.27     $      9.67
                                ===========        ===========     ===========     ===========     ===========     ===========
Total Return(3) .............          1.95%              5.86%           5.09%           8.42%           0.07%           4.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......          0.59%(4)           0.68%           0.70%           0.70%           0.81%           1.00%

Ratio of Net Investment
  Income to Average
  Net Assets ................          5.43%(4)           5.53%           5.39%           5.53%           4.17%           3.73%

Portfolio Turnover Rate .....            54%               293%            246%            128%            470%            413%

Net Assets, End
of Period (in thousands) ....   $   808,464        $   519,332     $   349,772     $   391,331     $   396,753     $   511,981

(1) The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month annual reporting period.

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


18      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Government Income Trust and the Shareholders of American Century -Benham Short-Term Government Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Century - Benham Short-Term Government Fund (one of the Funds comprising American Century Government Income Trust) (the Fund) as of March 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the five months then ended and the year ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Century - Benham Short-Term Government Fund as of March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the five months then ended and the year ended October 31, 1997, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 8, 1998


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       19


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       21


                                     NOTES


22      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    SHORT-TERM GOVERNMENT is a variable-price bond fund that seeks to provide interest income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

    The  following   indices  are  used  in  the  report  for  fund  performance comparisons. They are not investment products available for purchase.

    The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/ AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

    The MERRILL LYNCH 1- TO 3-YEAR GOVERNMENT INDEX is based on the price fluctuations of U.S. Treasury notes with remaining maturities of 1-3 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for Short-Term Government  is:

    SHORT U.S. GOVERNMENT FUNDS --funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Manager         Newlin Rankin
--------------------------------------------------------------------------------

24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 18.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


ANNUAL REPORT                                              GLOSSARY       25

[american century logo(reg.sm)]
           American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9805           [recycled logo]
SH-BKT-12401      Recycled

                                    ANNUAL
                                    REPORT

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                MARCH 31, 1998

                                    BENHAM
                                     GROUP

                              Short-Term Treasury
                          Intermediate-Term Treasury
                              Long-Term Treasury

                               TABLE OF CONTENTS
Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Short-Term Treasury
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    8
           Financial Highlights ...........................................   26
Intermediate-Term Treasury
           Performance & Portfolio Information ............................    9
           Management Q & A ...............................................   10
           Schedule of Investments ........................................   13
           Financial Highlights ...........................................   27
Long-Term Treasury
           Performance & Portfolio Information ............................   14
           Management Q & A ...............................................   15
           Schedule of Investments ........................................   18
           Financial Highlights ...........................................   28
Statements of Assets and Liabilities ......................................   19
Statements of Operations ..................................................   20
Statements of Changes in Net Assets .......................................   21
Notes to Financial Statements .............................................   22
Report of Independent Accountants .........................................   29
Share Class and Retirement
Account Information .......................................................   30
Background Information
           Investment Philosophy & Policies ...............................   32
           Comparative Indices ............................................   32
           Lipper Rankings ................................................   32
           Investment Team Leaders ........................................   32
Glossary ..................................................................   33

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                 AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
   Short-Term Treasury
Intermediate-Term Treasury
   Long-Term Treasury

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Declining inflation, stable monetary policy by the Federal Reserve (the Fed) and a shrinking federal budget deficit were key factors behind the solid performances of fixed-income securities.

* After only one increase to the fed funds rate in March 1997, the Fed made no further adjustments to short-term rates as inflation rose at an annual rate of only 1.4%.

* For the first time since the early 1960s, the U.S. government is on track to have a budget surplus in 1998.

SHORT-TERM TREASURY

* The bond-friendly environment allowed the fund to produce positive returns. The fund's more conservative average maturity caused returns to lag those of the average short U.S. Treasury fund. (See Total Returns on page 4.)

* On September 1, 1997, Newlin Rankin assumed primary management of Short-Term Treasury.

* We made only incremental adjustments to average maturity throughout the year, keeping in a fairly narrow range around the benchmark.

* Going forward, we will probably keep the average maturity roughly in line with to slightly longer than the benchmark and reevaluate the percentage of agency securities in the portfolio.

INTERMEDIATE-TERM TREASURY

* Intermediate-Term Treasury continued to provide solid returns, outperforming the average intermediate U.S. Treasury fund. (See Total Returns on page 9.)

*   On  September  1,  1997,   Bob  Gahagan   assumed   primary   management  of
    Intermediate-Term Treasury.

* We increased exposure to government agency securities to nearly 30% of assets because a flood of issuance made agencies a better value.

* Currently, we are keeping Intermediate-Term Treasury's duration (a measure of the portfolio's price sensitivity to changes in interest rates) roughly in line with its benchmark, yet positioned so that the fund should benefit the most if the difference between short- and long-term interest rates continues to narrow.

LONG-TERM TREASURY

* The fund continued to outperform the average general U.S. Treasury fund, but slightly underperformed its benchmark. (See Total Returns on page 14.)

* From a security selection standpoint, the portfolio remained basically unchanged during the fiscal year.

* We will likely lengthen duration (a measure of the portfolio's price sensitivity to changes in interest rates) if yields rise to 6.25% and shorten duration if yields fall to around 5.75% or lower.


              SHORT-TERM TREASURY
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                     2.94%(2)
     1 Year                          6.89%

NET ASSETS:                  $40.9 million
     (AS OF 3/31/98)

INCEPTION DATE:                     9/8/92

TICKER SYMBOL:                       BSTAX


             INTERMEDIATE TREASURY
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                     4.25%(2)
     1 Year                         11.04%

NET ASSETS:                 $374.9 million
     (AS OF 3/31/98)

INCEPTION DATE:                    5/16/80

TICKER SYMBOL:                       CPTNX


              LONG-TERM TREASURY
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 3/31/98
     6 Months                     8.00%(2)
     1 Year                         20.48%

NET ASSETS:                 $103.4 million
     (AS OF 3/31/98)

INCEPTION DATE:                     9/8/92

TICKER SYMBOL:                       BLAGX

(1) See Share Classes, page 30.

(2) Not annualized.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The U.S. Treasury market rallied during the 12 months ended March 31, 1998. Low inflation, an improving federal budget, and moderate economic growth created an ideal environment for bonds. The financial crisis in Asia also boosted demand for Treasurys as global investors looked for a safe place to put their money. Against a backdrop of stock market volatility and overseas financial crises, shareholders in American Century Short-, Intermediate- and Long-Term Treasury funds enjoyed competitive bond market returns combined with the safety of U.S. Treasury securities.

    The past year has been eventful for American Century. We gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

    Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We're also working  hard to prepare our  computer  systems for the year 2000
(Y2K). The Y2K problem, which has been widely publicized in the financial press, refers to the possible inability of computer systems to distinguish between the years 1900 and 2000 when the new millennium begins. Like other financial companies, many of our computer operations involve some type of date comparison or date calculation. Although much of our system is already year 2000 compliant, we anticipate the rest will be in compliance by the end of this year.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line chart - data below]

FALLING AND FLATTENING TREASURY YIELD CURVE

                     3/31/97         3/31/98
 YEARS TO
 MATURITY
     1               5.997%          5.380%
     2               6.411%          5.559%
     3               6.562%          5.581%
     4               6.655%          5.597%
     5               6.748%          5.612%
     6               6.779%          5.620%
     7               6.811%          5.628%
     8               6.842%          5.635%
     9               6.874%          5.643%
    10               6.905%          5.651%
    11               6.915%          5.665%
    12               6.924%          5.679%
    13               6.934%          5.693%
    14               6.943%          5.707%
    15               6.953%          5.721%
    16               6.962%          5.735%
    17               6.972%          5.749%
    18               6.981%          5.763%
    19               6.991%          5.777%
    20               7.000%          5.792%
    21               7.010%          5.806%
    22               7.019%          5.820%
    23               7.029%          5.834%
    24               7.038%          5.848%
    25               7.048%          5.862%
    26               7.057%          5.876%
    27               7.067%          5.890%
    28               7.076%          5.904%
    29               7.086%          5.918%
    30               7.095%          5.932%

Source: Bloomberg Financial Markets

SOLID RETURNS

    Tame inflation levels and falling interest rates led to solid returns for government securities during the 12 months ended March 31, 1998. Thanks to their greater sensitivity to interest rate changes, longer-term securities outperformed shorter-maturity issues. For example, the Salomon Brothers Long-Term Treasury/Agency Index returned 20.7%, compared with the 7.5% return of the Lehman 1- to 3-Year Government Securities Index.

INFLATION REMAINED BENIGN

    Low inflation was the biggest factor behind the impressive bond gains, helping to drive yields lower throughout most of the 12 months. After peaking in early April 1997, yields fell to record lows by January 1998 and remained close to those levels through the end of March.

    As represented by the consumer price index, inflation was a mere 1.4% for the twelve months ended March 31, 1998, marking the second-smallest increase in 33 years. Behind the low inflation was a backdrop of savings on health care and benefits costs and improved worker productivity that allowed companies to pay employees more without raising prices.

AN UNEXPECTED COMBINATION

    The lack of inflation was especially surprising because it was accompanied by impressive U.S. economic growth and low unemployment levels. For all of 1997, the U.S. economy grew 3.8%, marking the fastest annual growth in nine years. Accompanying that expansion was a 4.9% unemployment rate--the lowest annual rate since 1969.

    Solid economic growth has continued in 1998. According to the government's initial estimate, the U.S. economy grew at a 4.2% annual pace during the first quarter of this year. Early tax refunds, unseasonably warm weather and a flourishing housing market were some of the reasons behind the continued economic strength.

THE BUDGET DEFICIT NARROWS

    The shrinking U.S. budget deficit also played a pivotal role in supporting the value of Treasurys, by limiting supply. The economic prosperity of the last several years has been good news for the U.S. government in the form of increased tax revenues.

    Higher tax revenues helped decrease the amount of new securities the Treasury department had to issue to finance government expenditures. For example, in 1997, six 10-year note auctions were scheduled, while only four are slated for 1998. The Treasury Department also plans only three auctions of 30-year Treasury bonds this year, compared with four auctions in 1997. The amount of short-term Treasurys issued has also been decreasing.

    With the supply of Treasurys decreasing, the value of existing securities has risen. This favorable supply and demand scenario has been fueled by a situation that has not occurred since the early 1960's-the U.S. government is on track to have a budget surplus, meaning less will be spent than borrowed, by the end of 1998.

    Periodic volatility in the stock market and economic turmoil in Southeast Asia (discussed in more detail on pages 6, 11 and 16) also increased the allure of U.S. Treasurys as a safe haven.

Many of the investment terms in this report are defined in the Glossary on page 33.


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                              SHORT-TERM TREASURY

TOTAL RETURNS AS OF MARCH 31, 1998(1)
                                                                                 AVERAGE ANNUAL RETURNS
                                      6 MONTHS         1 YEAR           3 YEARS         5 YEARS        LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 9/8/92)

Short-Term Treasury ..................  2.94%            6.89%           6.07%           4.83%            4.85%

Lehman 1- to 3-Year Government
Securities Index .....................  3.13%            7.49%           6.84%           5.49%           5.43%(2)

Average Short U.S. Treasury Fund(3) ..  2.90%            7.41%           6.41%           5.01%           5.00%(2)

Fund's Ranking Among
Short U.S. Treasury Funds(3) .........   --          14 out of 24    13 out of 17     9 out of 12      7 out of 9(2)
--------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/6/97)

Short-Term Treasury ..................................................................................   2.51%

Lehman 1- to 3-Year Government Securities Index ......................................................   3.13%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/92, the date nearest the class' inception for which data are available.

(3) According to Lipper Analytical Services.

(4) Since 9/30/97, the date nearest the class' inception for which data are available.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class) $10,000 investment made 9/30/92*

                                   Value on 3/31/98
                         Short-Term                Lehman 1- to 3-Year
                          Treasury                   Gov't. Index
Sep-92                     $10,000                      $10,000
Oct-92                     $9,930                       $9,943
Nov-92                     $9,895                       $9,928
Dec-92                     $9,992                       $10,021
Jan-93                     $10,109                      $10,126
Feb-93                     $10,205                      $10,206
Mar-93                     $10,246                      $10,238
Apr-93                     $10,311                      $10,300
May-93                     $10,279                      $10,275
Jun-93                     $10,355                      $10,352
Jul-93                     $10,364                      $10,374
Aug-93                     $10,449                      $10,460
Sep-93                     $10,479                      $10,494
Oct-93                     $10,485                      $10,517
Nov-93                     $10,485                      $10,519
Dec-93                     $10,524                      $10,561
Jan-94                     $10,586                      $10,626
Feb-94                     $10,519                      $10,561
Mar-94                     $10,467                      $10,508
Apr-94                     $10,424                      $10,468
May-94                     $10,444                      $10,482
Jun-94                     $10,465                      $10,509
Jul-94                     $10,548                      $10,603
Aug-94                     $10,573                      $10,638
Sep-94                     $10,552                      $10,614
Oct-94                     $10,574                      $10,638
Nov-94                     $10,523                      $10,593
Dec-94                     $10,540                      $10,614
Jan-95                     $10,670                      $10,758
Feb-95                     $10,816                      $10,904
Mar-95                     $10,870                      $10,965
Apr-95                     $10,953                      $11,063
May-95                     $11,122                      $11,252
Jun-95                     $11,185                      $11,313
Jul-95                     $11,217                      $11,358
Aug-95                     $11,282                      $11,426
Sep-95                     $11,332                      $11,482
Oct-95                     $11,421                      $11,577
Nov-95                     $11,506                      $11,676
Dec-95                     $11,587                      $11,763
Jan-96                     $11,663                      $11,863
Feb-96                     $11,626                      $11,817
Mar-96                     $11,599                      $11,809
Apr-96                     $11,601                      $11,821
May-96                     $11,616                      $11,847
Jun-96                     $11,686                      $11,933
Jul-96                     $11,730                      $11,980
Aug-96                     $11,745                      $12,024
Sep-96                     $11,859                      $12,133
Oct-96                     $11,986                      $12,271
Nov-96                     $12,088                      $12,361
Dec-96                     $12,064                      $12,364
Jan-97                     $12,118                      $12,423
Feb-97                     $12,142                      $12,453
Mar-97                     $12,135                      $12,443
Apr-97                     $12,227                      $12,545
May-97                     $12,297                      $12,633
Jun-97                     $12,378                      $12,720
Jul-97                     $12,498                      $12,859
Aug-97                     $12,506                      $12,872
Sep-97                     $12,601                      $12,969
Oct-97                     $12,698                      $13,065
Nov-97                     $12,716                      $13,098
Dec-97                     $12,801                      $13,186
Jan-98                     $12,912                      $13,311
Feb-98                     $12,926                      $13,323
Mar-98                     $12,970                      $13,375

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

* 9/30/92 is the date nearest the class' inception for which comparable performance data exist. The fund's actual inception date is 9/8/92.


PORTFOLIO AT A GLANCE
                                      3/31/98           3/31/97
Number of Securities                    16                 15
Weighted Average Maturity            1.7 years          1.9 years
Average Duration                     1.5 years          1.7 years
Expense Ratio (Investor Class)         0.55%              0.61%


YIELD AS OF MARCH 31, 1998
                                      30-DAY
                                        SEC
                                       YIELD
Investor Class                         5.17%
Advisor Class                          4.92%

Yield is defined in the Glossary on page 33.


4      SHORT-TERM TREASURY                    AMERICAN CENTURY INVESTMENTS


                              SHORT-TERM TREASURY

MANAGEMENT Q & A

    An interview with Newlin Rankin, a portfolio manager on the Benham Treasury funds investment team. Newlin joined the team on September 1, 1997, replacing Bob Gahagan as primary manager of Short-Term Treasury. Although Bob continues to be involved with fund decisions, his efforts are now concentrated on other funds, including Intermediate-Term Treasury.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    The fund produced positive returns, but its conservative average maturity caused returns to lag behind those of the average short U.S. Treasury fund. For the fiscal year ended March 31, 1998, the fund returned 6.89%, compared with the 7.41% average return of the 24 "Short U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT CHANGES DID YOU MAKE TO SHORT-TERM TREASURY'S PORTFOLIO?

    We purchased callable securities and cut back on the portfolio's non-callable ones. This change was made partially because the majority of new government agency securities being issued are callable, but also because of the yield advantage these securities typically offer.

[bar graph - data below]

SHORT-TERM TREASURY'S ONE-YEAR RETURNS SINCE INCEPTION*
(Periods ended March 31)

                      Short-Term             Lehman 1- to 3-Year
                       Treasury                 Govt. Index
3/93                     2.45%                     2.38%
3/94                     2.16%                     2.64%
3/95                     3.85%                     4.35%
3/96                     6.71%                     7.69%
3/97                     4.62%                     5.37%
3/98                     6.89%                     7.49%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Investor Class.


ANNUAL REPORT                                   SHORT-TERM TREASURY       5


                              SHORT-TERM TREASURY

    Callable securities can be redeemed by the issuer before the bond's scheduled maturity date. Because of this added feature, these securities typically offer a yield advantage over non-callable bonds, which cannot be redeemed by the issuer before maturity.

    From an average maturity standpoint, we made only incremental adjustments throughout the year and kept maturities in a fairly narrow range around 1.9 years.

WHAT  IMPACT  HAS  ASIAN  ECONOMIC  TURMOIL  HAD ON  U.S.  ECONOMIC  GROWTH  AND
INFLATION?

    The effect on goods the U.S. sells to other countries has been fairly pronounced, but since exports account for only 13% of total U.S. economic growth, the overall effect was limited. According to the government's initial estimate, exported goods during the first quarter of this year fell by $12 billion, the largest quarterly amount since the third quarter of 1982.

    Slower overseas growth curtails business for U.S. exporters and dampens U.S. economic growth. And a strong U.S. dollar and weak Asian currencies mean imported goods are cheaper, helping to keep U.S. producers from raising prices, which keeps inflation in check.

IF EXPORTS  DROPPED  BY SUCH A LARGE  AMOUNT,  WHY DID  ECONOMIC  GROWTH  REMAIN
ROBUST?

    Keep in mind that approximately two-thirds of U.S. economic growth is created by consumer spending. Consumer spending increased by $68 billion during the first quarter and was at its strongest pace in six years. So, the net result was that the problems overseas made only a minor dent in the U.S. economy.

DOES THAT MEAN IT'S SAFE TO DISCOUNT THE IMPACT OF ASIAN ECONOMIC TURMOIL?

    Not really. For now, the situation is a minor help in keeping U.S. inflation in check. However, if Asian economic problems worsened, further hampering Japan's ailing economy, that could spell bad news for the U.S. Treasury market.

    Foreign holdings, as a percent of total privately held U.S. government debt, have doubled over the last five years. As of November 1997, $1.3 trillion, or nearly 38% of all privately held U.S. government debt was held by investors overseas. Japan holds $318 billion in U.S. government debt and is the largest foreign holder. Japan recently sold some of its Treasury holdings in an effort to stabilize its currency. These sales increase Treasury supply, as well as take away a significant potential buyer.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Treasury Securities         67%
Agency Securities           33%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Securities         60%
Agency Securities           40%


6      SHORT-TERM TREASURY                    AMERICAN CENTURY INVESTMENTS


                              SHORT-TERM TREASURY

WHAT IS THE OUTLOOK FOR INTEREST RATES?

    While it's possible rates could go lower, we think the majority of the decline in yields is already behind us, so investors shouldn't expect a repeat of the last year. In our opinion, economic growth would have to slow significantly to get bond prices moving higher again, and a slowdown of that magnitude doesn't seem likely in the near future. Analysts thought slower demand from Asia would put the brakes on the economy, but a robust consumer sector has kept growth strong. Continued economic strength helps establish a floor on how low interest rates can go--the Federal Reserve is reluctant to lower short-term interest rates as long as the economy remains robust and there's also the threat of inflation from higher wages.

HOW DO YOU PLAN ON MANAGING THE PORTFOLIO GOING FORWARD?

    We will probably keep the average maturity roughly in line with to slightly long compared with the benchmark. We also plan on reevaluating the percentage of agency securities in the portfolio, possibly increasing our allotment due to the higher yield they tend to offer over comparable-maturity Treasury securities.

    In addition, the fund's callable securities should perform well if interest rates remain fairly stable since they typically offer higher yields. If that scenario holds true, it means that the callable securities are not likely to be recalled by the issuers. That could boost returns because in a short-term fund like this one yield normally comprises the majority of returns.

[pie charts]

COMPOSITION OF AGENCY HOLDINGS (as of 3/31/98)
Federal Home Loan
   Bank                        44%
Federal Farm Credit
   Bank                        40%
Student Loan Marketing
   Association                 16%


COMPOSITION OF AGENCY HOLDINGS (as of 9/30/97)
Federal Home Loan
   Bank                        46%
Federal Farm Credit
   Bank                        26%
Student Loan Marketing
   Association                 23%
Other                           5%


ANNUAL REPORT                                   SHORT-TERM TREASURY       7


                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM TREASURY

MARCH 31, 1998

Principal Amount                                                  Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

               $1,200,000   U.S. Treasury Notes, 5.875%,
                                10/31/98                       $  1,202,472

                 3,650,000  U.S. Treasury Notes, 5.50%,
                                11/15/98                          3,649,963

                 1,200,000  U.S. Treasury Notes, 5.875%,
                                1/31/99                           1,203,408

                 2,615,000  U.S. Treasury Notes, 5.00%,
                                2/15/99                           2,603,181

                 1,000,000  U.S. Treasury Notes, 6.25%,
                                3/31/99                           1,007,200

                 6,160,000  U.S. Treasury Notes, 6.375%,
                                4/30/99                           6,212,853

                 4,155,000  U.S. Treasury Notes, 6.75%,
                                5/31/99                           4,209,680

                 6,750,000  U.S. Treasury Notes, 5.625%,
                                2/28/01                           6,746,895

                   750,000  U.S. Treasury STRIPS, 6.03%,
                                5/15/99(1)                          704,914
                                                            --------------------

TOTAL U.S. TREASURY SECURITIES-65.9%                             27,540,566
                                                            --------------------
   (Cost $27,434,666)

U.S. GOVERNMENT AGENCY SECURITIES

                1,250,000   FFCB, 5.875%, 1/22/99                 1,247,388

                 1,000,000  FFCB, MTN, 6.125%, 10/22/99           1,005,910

                 3,000,000  FFCB, MTN, 8.90%, 6/6/00              3,189,390

                 2,100,000  FHLB, 6.06%, 7/28/00                  2,112,642

                 4,000,000  FHLB, 5.97%, 12/11/00                 4,021,240

                 2,265,000  SLMA, 5.88%, 2/6/01                   2,253,086
                                                            --------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES-33.1%                                          13,829,656
                                                            --------------------
   (Cost $13,767,325)

TEMPORARY CASH INVESTMENTS--1.0%

Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.90%, dated 3/31/98,
    due 4/1/98 (Delivery value $400,066)                            400,000
                                                            --------------------
   (Cost $400,000)

TOTAL INVESTMENT SECURITIES-100.0%                              $41,770,222
                                                            ====================
   (Cost $41,601,991)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Zero-coupon bond. The effective yield to maturity at purchase is indicated. Zero coupon bonds are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


8      SHORT-TERM TREASURY                    AMERICAN CENTURY INVESTMENTS


                          INTERMEDIATE-TERM TREASURY

TOTAL RETURNS AS OF MARCH 31, 1998(1)
                                                                                       AVERAGE ANNUAL RETURNS
                                   6 MONTHS          1 YEAR           3 YEARS          5 YEARS        10 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 5/16/80)

Intermediate-Term Treasury ........  4.25%           11.04%            7.80%            5.72%           7.54%         8.81%

Fund Benchmark(+) .................  4.32%           11.55%            8.32%            6.30%           8.12%         9.89%(2)

Average
Intermediate
U.S. Treasury Fund(3) .............  4.20%           10.89%            7.79%            5.76%           7.54%         8.81%(2)

Fund's Ranking Among
Intermediate U.S. Treasury
Funds(3) ..........................   --           6 out of 12      3 out of 7       3 out of 6      1 out of 1      1 out of 1(2)
--------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/9/97)

Intermediate-Term Treasury ........................................................................................   3.90%

Salomon 3- to 10-Year Treasury Index ..............................................................................   4.32%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 5/31/80, the date nearest the class' inception for which data are available.

(3) According to Lipper Analytical Services.

(4) Since 9/30/97, the date nearest the class' inception for which data are available.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF  $10,000  OVER TEN YEARS  (Investor  Class)  $10,000  investment  made
3/31/88

                                     Value on 3/31/98
                      Intermediate-Term
                          Treasury                  Fund Benchmark+
Mar-88                     $10,000                      $10,000
Apr-88                     $9,938                       $9,987
May-88                     $9,863                       $9,932
Jun-88                     $10,054                      $10,093
Jul-88                     $9,992                       $10,069
Aug-88                     $9,989                       $10,076
Sep-88                     $10,174                      $10,251
Oct-88                     $10,320                      $10,390
Nov-88                     $10,198                      $10,300
Dec-88                     $10,190                      $10,309
Jan-89                     $10,291                      $10,411
Feb-89                     $10,228                      $10,368
Mar-89                     $10,278                      $10,419
Apr-89                     $10,450                      $10,611
May-89                     $10,677                      $10,835
Jun-89                     $10,964                      $11,111
Jul-89                     $11,199                      $11,338
Aug-89                     $11,007                      $11,180
Sep-89                     $11,051                      $11,236
Oct-89                     $11,280                      $11,467
Nov-89                     $11,372                      $11,579
Dec-89                     $11,406                      $11,608
Jan-90                     $11,336                      $11,542
Feb-90                     $11,367                      $11,571
Mar-90                     $11,369                      $11,594
Apr-90                     $11,316                      $11,553
May-90                     $11,565                      $11,797
Jun-90                     $11,716                      $11,951
Jul-90                     $11,887                      $12,122
Aug-90                     $11,832                      $12,070
Sep-90                     $11,947                      $12,180
Oct-90                     $12,111                      $12,350
Nov-90                     $12,294                      $12,534
Dec-90                     $12,456                      $12,711
Jan-91                     $12,569                      $12,840
Feb-91                     $12,626                      $12,908
Mar-91                     $12,687                      $12,978
Apr-91                     $12,819                      $13,112
May-91                     $12,886                      $13,186
Jun-91                     $12,882                      $13,200
Jul-91                     $13,016                      $13,342
Aug-91                     $13,281                      $13,592
Sep-91                     $13,497                      $13,823
Oct-91                     $13,662                      $13,979
Nov-91                     $13,821                      $14,143
Dec-91                     $14,168                      $14,489
Jan-92                     $14,005                      $14,343
Feb-92                     $14,031                      $14,397
Mar-92                     $13,946                      $14,338
Apr-92                     $14,094                      $14,469
May-92                     $14,306                      $14,676
Jun-92                     $14,513                      $14,888
Jul-92                     $14,796                      $15,165
Aug-92                     $14,955                      $15,340
Sep-92                     $15,181                      $15,552
Oct-92                     $14,982                      $15,361
Nov-92                     $14,894                      $15,293
Dec-92                     $15,097                      $15,494
Jan-93                     $15,388                      $15,784
Feb-93                     $15,604                      $16,020
Mar-93                     $15,670                      $16,080
Apr-93                     $15,788                      $16,207
May-93                     $15,726                      $16,159
Jun-93                     $15,969                      $16,395
Jul-93                     $15,985                      $16,429
Aug-93                     $16,226                      $16,680
Sep-93                     $16,285                      $16,752
Oct-93                     $16,311                      $16,781
Nov-93                     $16,223                      $16,701
Dec-93                     $16,292                      $16,766
Jan-94                     $16,461                      $16,933
Feb-94                     $16,205                      $16,692
Mar-94                     $15,959                      $16,458
Apr-94                     $15,833                      $16,347
May-94                     $15,839                      $16,364
Jun-94                     $15,841                      $16,375
Jul-94                     $16,031                      $16,578
Aug-94                     $16,089                      $16,630
Sep-94                     $15,966                      $16,497
Oct-94                     $15,959                      $16,500
Nov-94                     $15,869                      $16,418
Dec-94                     $15,910                      $16,480
Jan-95                     $16,153                      $16,754
Feb-95                     $16,441                      $17,074
Mar-95                     $16,524                      $17,168
Apr-95                     $16,700                      $17,365
May-95                     $17,140                      $17,861
Jun-95                     $17,253                      $17,978
Jul-95                     $17,252                      $17,990
Aug-95                     $17,404                      $18,137
Sep-95                     $17,502                      $18,260
Oct-95                     $17,707                      $18,464
Nov-95                     $17,908                      $18,695
Dec-95                     $18,090                      $18,885
Jan-96                     $18,229                      $19,047
Feb-96                     $18,029                      $18,834
Mar-96                     $17,915                      $18,743
Apr-96                     $17,860                      $18,684
May-96                     $17,838                      $18,674
Jun-96                     $18,039                      $18,857
Jul-96                     $18,097                      $18,894
Aug-96                     $18,041                      $18,871
Sep-96                     $18,346                      $19,188
Oct-96                     $18,742                      $19,615
Nov-96                     $19,029                      $19,935
Dec-96                     $18,831                      $19,713
Jan-97                     $18,850                      $19,777
Feb-97                     $18,878                      $19,768
Mar-97                     $18,642                      $19,561
Apr-97                     $18,922                      $19,834
May-97                     $19,092                      $20,008
Jun-97                     $19,277                      $20,219
Jul-97                     $19,763                      $20,771
Aug-97                     $19,575                      $20,575
Sep-97                     $19,857                      $20,877
Oct-97                     $20,163                      $21,213
Nov-97                     $20,199                      $21,261
Dec-97                     $20,411                      $21,476
Jan-98                     $20,717                      $21,851
Feb-98                     $20,666                      $21,764
Mar-98                     $20,694                      $21,821

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

(+) NOTE: The fund's benchmark was the Merrill Lynch 1- to 10-Year Treasury Index from inception through July 1996, when the benchmark was changed to the Salomon Brothers 3- to 10-Year Treasury Index.


PORTFOLIO AT A GLANCE
                                      3/31/98           3/31/97
Number of Securities                     18                13
Weighted Average Maturity             6.1 years         5.8 years
Average Duration                      4.4 years         4.4 years
Expense Ratio (Investor Class)          0.51%             0.51%


YIELD AS OF MARCH 31, 1998
                                       30-DAY
                                         SEC
                                        YIELD
Investor Class                          5.29%
Advisor Class                           5.04%

Yield is defined in the Glossary on page 33.


ANNUAL REPORT                            INTERMEDIATE-TERM TREASURY       9


                          INTERMEDIATE-TERM TREASURY

MANAGEMENT Q & A

    An interview with Bob Gahagan, a portfolio manager on the Benham Treasury funds investment team. On September 1, 1997, Bob replaced Dave Schroeder as primary manager of Intermediate-Term Treasury. Although Dave continues to be involved with fund decisions, his efforts are now concentrated on other funds, including Long-Term Treasury.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

    Intermediate-Term Treasury continued to provide solid returns, outperforming the average intermediate U.S. Treasury fund. For the fiscal year ended March 31, 1998, the fund returned 11.04%, compared with the 10.89% average return of the 12 "Intermediate U.S. Treasury Funds" tracked by Lipper Analytical Services and the 11.55% return of its benchmark, the Salomon Brothers 3- to 10-Year Treasury Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT CHANGES DID YOU MAKE TO INTERMEDIATE-TERM TREASURY'S PORTFOLIO?

    The most significant change was a sector allocation. During the first quarter this year, we increased holdings of government agency securities to nearly 30% of assets. At that time, a flood of issuance made agencies attractive versus comparable-maturity Treasurys. We also added some high-coupon callable Treasurys when their yields became competitive with agencies.

[bar graph - data below]

INTERMEDIATE-TERM TREASURY'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS(1) (Periods ended March 31)

             Intermediate-Term
                Treasury                  Fund Benchmark(2)
3/89             2.78%                       4.19%
3/90             10.61%                      11.27%
3/91             11.59%                      11.94%
3/92             9.92%                       10.49%
3/93             12.35%                      12.15%
3/94             1.84%                       2.35%
3/95             3.54%                       4.31%
3/96             8.42%                       9.18%
3/97             4.05%                       7.14%
3/98             11.04%                      11.55%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) The fund's benchmark was the Merrill Lynch 1- to 10-Year Treasury Index from inception through July 1996, when the benchmark was changed to the Salomon Brothers 3- to 10-Year Treasury Index.


10      INTERMEDIATE-TERM TREASURY             AMERICAN CENTURY INVESTMENTS


                          INTERMEDIATE-TERM TREASURY

WHAT WAS BEHIND THE UNUSUALLY LARGE AGENCY ISSUANCE?

    Several government agencies instituted "Benchmark Note" or "Reference Note" programs during the first quarter. Unlike the Treasury Department, securities sold by the Federal Home Loan Bank and other government agencies have been auctioned sporadically. The basic idea behind Reference Note programs is to have regularly scheduled auctions like the Treasury Department. Ideally, this will provide a steady stream of funding for the agencies, making agency securities more liquid (easier to buy and sell), because larger amounts are available. The programs should also benefit market participants by providing a reasonably predictable stream of new securities for comparison with existing ones, which is why they are called "Benchmark" or "Reference note" programs. Overall, the programs have been well-received.

IN BASIC  TERMS,  WHAT IS  DURATION  AND HOW DID YOU MANAGE IT DURING THE FISCAL
YEAR?

    Simply stated, duration is one of the more important tools we have at our disposal to add value. Duration measures the approximate percentage price change of a bond portfolio given a 1% change in interest rates. So when we say that we manage a fund's duration, that means we are managing how a fund's price changes as interest rates change.

    For example, the longer a fund's duration, the more the fund's price will rise when rates fall, and the more it will fall when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally you want to have a longer duration when interest rates are falling and a shorter duration when rates are rising.

    However, it is very difficult to accurately predict the long-term direction of interest rates. That's why we maintain a fairly conservative stance, making small adjustments when we feel market conditions are right. We generally keep the fund's duration within 10% of its benchmark. This stance prevents unwanted volatility in returns compared with the underlying portion of the market we are trying to match.

    In line with this policy and the conflicting economic environment, the changes we made to duration were minor adjustments, allowing us to capture a bit of extra return here and there.

WHAT  IMPACT  HAS  ASIAN  ECONOMIC  TURMOIL  HAD ON  U.S.  ECONOMIC  GROWTH  AND
INFLATION?

    Though evidence suggests that negative effects on U.S. economic growth have been limited, we have seen fewer U.S. exports and cheaper foreign goods. In the face of increased competition from foreign goods, U.S. companies have kept prices static in order to remain competitive.

    According to the government's initial estimate, exported goods during the first quarter of this year fell by the largest amount since the third quarter of 1982. However, consumer spending was at its strongest pace in six years. So to date, the problems overseas have made only a minor dent in the U.S. economy.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/98)
Treasury Securities        70%
Agency Securities          30%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Notes             78%
Treasury Bonds             22%


ANNUAL REPORT                            INTERMEDIATE-TERM TREASURY       11


                          INTERMEDIATE-TERM TREASURY

WHAT IS THE OUTLOOK FOR INTEREST RATES?

    While it's possible rates could go lower, we think the majority of the decline in yields is already behind us. We think economic growth would have to slow significantly to get bond prices moving higher again, and a slowdown of that magnitude doesn't seem likely in the near future.

    Given the pace of growth and tight labor markets, we believe the Federal Reserve (the Fed) is more likely to raise interest rates than to lower them. With this in mind, and because inflation is so low, we believe short-term interest rates are likely to rise more than long-term interest rates.

WHAT IS YOUR PORTFOLIO STRATEGY GOING FORWARD?

    Currently, we are keeping the Intermediate-Term Treasury's duration roughly in line with its benchmark, yet positioned so that the fund should benefit the most if the difference between short- and long-term interest rates continues to narrow. We will likely shorten duration if five-year Treasury yields fall close to 5.40% and lengthen if yields rise close to 5.90%.

    We also plan on reevaluating the agency securities in the portfolio due to the higher yields they tend to offer over comparable-maturity Treasury securities. We will also examine the amount of callable versus non-callable securities in the portfolio and may increase our callable holdings if interest rates stabilize further.

[pie chart]

COMPOSITION OF AGENCY HOLDINGS (as of 3/31/98)
Federal Farm Credit
   Bank                     50%
Federal Home Loan
   Bank                     26%
Tennessee Valley
   Authority                24%


12      INTERMEDIATE-TERM TREASURY             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TREASURY

MARCH 31, 1998

Principal Amount                                                  Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

              $27,500,000   U.S. Treasury Notes, 6.625%,
                                7/31/01                       $  28,293,100

                24,600,000  U.S. Treasury Notes, 7.875%,
                                8/15/01                          26,241,312

                29,000,000  U.S. Treasury Notes, 6.375%,
                                9/30/01                          29,640,320

                 7,500,000  U.S. Treasury Notes, 6.25%,
                                10/31/01                          7,638,825

                11,000,000  U.S. Treasury Notes, 6.125%,
                                12/31/01                         11,162,030

                25,500,000  U.S. Treasury Notes, 6.25%,
                                8/31/02                          26,049,270

                23,000,000  U.S. Treasury Notes, 5.75%,
                                8/15/03                          23,071,760

                17,000,000  U.S. Treasury Notes, 5.50%,
                                2/15/08                          16,795,150

                 7,000,000  U.S. Treasury Bonds, 7.625%,
                                2/15/02                           7,431,690

                22,900,000  U.S. Treasury Bonds, 13.25%,
                                5/15/14                          36,456,571

               52,000,000   U.S. Treasury STRIPS, 5.43%,
                                11/15/01(1)                      42,475,819
                                                            --------------------

TOTAL U.S. TREASURY SECURITIES-68.9%                            255,255,847
                                                            --------------------
   (Cost $254,740,793)

U.S. GOVERNMENT AGENCY SECURITIES

               20,000,000   FFCB, MTN, 6.10%, 11/4/04            20,279,801

                20,000,000  FFCB, MTN, 6.14%, 11/22/04           20,324,600

                15,000,000  FFCB, MTN, 5.90%, 1/10/05            14,914,950

                13,750,000  FHLB, 6.03%, 11/26/02                13,876,088

                15,000,000  FHLB, MTN, 6.14%, 12/23/04           15,208,350

                25,000,000  TVA, 6.375%, 6/15/05                 25,612,000
                                                            --------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES-29.7%                                         110,215,789
                                                            --------------------
   (Cost $109,345,597)


Principal Amount                                                  Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-1.4%

Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.90%, dated 3/31/98, due
    4/1/98 (Delivery value $5,300,869)                       $    5,300,000
                                                            --------------------
   (Cost $5,300,000)

TOTAL INVESTMENT SECURITIES-100.0%                             $370,771,636
                                                            ====================
   (Cost $369,386,390)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) Zero-coupon bond. The effective yield to maturity at purchase is indicated. Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


ANNUAL REPORT                            INTERMEDIATE-TERM TREASURY       13


                              LONG-TERM TREASURY

TOTAL RETURNS AS OF MARCH 31, 1998(1)
                                                                                 AVERAGE ANNUAL RETURNS
                                      6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 9/8/92)

Long-Term Treasury ..................   8.00%           20.48%          11.96%           8.31%           8.66%

Fund Benchmark(+) ...................   8.12%           20.65%          12.55%           9.05%           9.68%(2)

Average General U.S.
Treasury Fund(3) ....................   6.14%           14.82%            9.41%          7.39%           7.77%(2)

Fund's Ranking Among
General U.S. Treasury Funds(3) ......    --           3 out of 18     1 out of 16     3 out of 11      2 out of 9(2)
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 1/12/98)

Long-Term Treasury ..................................................................................    -1.34%

Salomon Long-Term Treasury/Agency Index .............................................................    -0.42%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/92, the date nearest the class' inception for which data are available.

(3) According to Lipper Analytical Services.

(4) Since 1/31/98, the date nearest the class' inception for which data are available.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class) $10,000 investment made 9/30/92*

                                     Value on 3/31/98
                     Long-Term Treasury              Fund Benchmark+
Sep-92                     $10,000                      $10,000
Oct-92                     $9,774                       $9,790
Nov-92                     $9,854                       $9,835
Dec-92                     $10,110                      $10,108
Jan-93                     $10,385                      $10,396
Feb-93                     $10,773                      $10,749
Mar-93                     $10,767                      $10,775
Apr-93                     $10,828                      $10,855
May-93                     $10,852                      $10,891
Jun-93                     $11,320                      $11,354
Jul-93                     $11,538                      $11,544
Aug-93                     $12,080                      $12,020
Sep-93                     $12,114                      $12,059
Oct-93                     $12,221                      $12,148
Nov-93                     $11,877                      $11,834
Dec-93                     $11,893                      $11,870
Jan-94                     $12,182                      $12,154
Feb-94                     $11,604                      $11,656
Mar-94                     $11,075                      $11,143
Apr-94                     $10,894                      $11,010
May-94                     $10,789                      $10,934
Jun-94                     $10,692                      $10,827
Jul-94                     $11,013                      $11,198
Aug-94                     $10,970                      $11,111
Sep-94                     $10,618                      $10,760
Oct-94                     $10,584                      $10,720
Nov-94                     $10,645                      $10,788
Dec-94                     $10,793                      $10,953
Jan-95                     $11,046                      $11,237
Feb-95                     $11,342                      $11,558
Mar-95                     $11,434                      $11,659
Apr-95                     $11,621                      $11,865
May-95                     $12,479                      $12,780
Jun-95                     $12,633                      $12,929
Jul-95                     $12,404                      $12,720
Aug-95                     $12,665                      $13,005
Sep-95                     $12,908                      $13,247
Oct-95                     $13,260                      $13,616
Nov-95                     $13,586                      $13,965
Dec-95                     $13,950                      $14,338
Jan-96                     $13,927                      $14,333
Feb-96                     $13,244                      $13,638
Mar-96                     $12,973                      $13,369
Apr-96                     $12,735                      $13,145
May-96                     $12,697                      $13,077
Jun-96                     $12,951                      $13,358
Jul-96                     $12,959                      $13,358
Aug-96                     $12,793                      $13,191
Sep-96                     $13,139                      $13,565
Oct-96                     $13,667                      $14,119
Nov-96                     $14,125                      $14,571
Dec-96                     $13,762                      $14,216
Jan-97                     $13,664                      $14,131
Feb-97                     $13,672                      $14,118
Mar-97                     $13,319                      $13,775
Apr-97                     $13,622                      $14,096
May-97                     $13,782                      $14,262
Jun-97                     $14,042                      $14,534
Jul-97                     $14,856                      $15,388
Aug-97                     $14,479                      $14,956
Sep-97                     $14,859                      $15,371
Oct-97                     $15,348                      $15,891
Nov-97                     $15,511                      $16,099
Dec-97                     $15,795                      $16,362
Jan-98                     $16,125                      $16,691
Feb-98                     $15,985                      $16,566
Mar-98                     $16,044                      $16,620

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

* 9/30/92 is the date nearest the class' inception for which comparable performance data exist. The fund's actual inception date is 9/8/92.


PORTFOLIO AT A GLANCE
                                      3/31/98             3/31/97
Number of Securities                      8                  8
Weighted Average Maturity            20.3 years         20.9 years
Average Duration                     10.5 years         10.1 years
Expense Ratio (Investor Class)          0.54%              0.60%


YIELD AS OF MARCH 31, 1998
                                       30-DAY
                                         SEC
                                        YIELD
Investor Class                          5.55%
Advisor Class                           5.30%

Yield is defined in the Glossary on page 33.

(+) NOTE: The fund's benchmark was the Lehman Long-Term Government Securities Index from inception through July 1996, when the benchmark was changed to the Salomon Brothers Long-Term Treasury/Agency Index.


14      LONG-TERM TREASURY                     AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TREASURY

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Benham Treasury funds investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

    Long-Term Treasury continued to outperform the average general U.S. Treasury fund, but slightly underperformed its benchmark. For the twelve months ended March 31, 1998, Long-Term Treasury returned 20.48%, compared with the 14.82% average return of the 18 "General U.S. Treasury Funds" tracked by Lipper Analytical Services and the 20.65% return of its benchmark, the Salomon Brothers Long-Term Treasury/Agency Index. Fund returns are reduced by management expenses and transaction costs, while the benchmark returns are not. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?

    From a security selection standpoint, the portfolio remained basically unchanged. Agency securities comprise 12% of Long-Term Treasury's benchmark and we are allowed to invest up to 35% of the portfolio in agencies. However, as we have discussed in previous reports, there are few available agency securities that we feel offer attractive values and are appropriate choices given Long-Term Treasury's objectives. So 100% of assets remained in Treasurys.

[bar graph - data below]

LONG-TERM TREASURY'S ONE-YEAR RETURNS SINCE INCEPTION(1)
(Periods ended March 31)

                       Long-Term
                        Treasury              Fund Benchmark(2)
3/93                     7.66%                     7.75%
3/94                     2.86%                     3.41%
3/95                     3.25%                     4.63%
3/96                     13.46%                    14.68%
3/97                     2.65%                     3.04%
3/98                     20.48%                    20.65%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) The fund's benchmark was the Lehman Long-Term Government Securities Index from inception through July 1996, when the benchmark was changed to the Salomon Brothers Long-Term Treasury/Agency Index.


ANNUAL REPORT                                    LONG-TERM TREASURY       15


                              LONG-TERM TREASURY

IN BASIC TERMS, WHAT IS DURATION?

    Simply stated, duration is one of the more important tools we have at our disposal to add value. Duration measures the approximate percentage price change of a bond portfolio for a 1% change in interest rates. So when we say that we manage a fund's duration, that means we are managing how a fund's price changes as interest rates change.

    For example, the longer a fund's duration, the more the fund's price will rise when rates fall, and the more it will fall when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally you want to have a longer duration when interest rates are falling and a shorter duration when rates are rising.

    However, it is very difficult to accurately predict the long-term direction of interest rates. That's why we maintain a fairly conservative stance, making small adjustments when we feel market conditions are right. We generally keep the fund's duration within 1% of its benchmark. This stance prevents unwanted volatility in returns compared with the underlying portion of the market we are trying to match.

HOW DID YOU MANAGE DURATION DURING THE TWELVE MONTHS?

    We lengthened duration to 10.5 years in mid-November when the yield on the 30-year Treasury bond was around 6.2%. At that time, the market believed that Asian economic turmoil would dampen U.S. economic growth, allowing long-term interest rates to fall to around 5.5%.

    By mid-January, the yield on the 30-year Treasury bond had fallen to 5.63% as market participants began to believe that interest rates could go even lower. At that time we shortened duration to 9.8 years because we felt the market was too optimistic.

WHAT  IMPACT  HAS  ASIAN  ECONOMIC  TURMOIL  HAD ON  U.S.  ECONOMIC  GROWTH  AND
INFLATION?

    The effect on goods the U.S. sells to other countries has been fairly pronounced, but since exports account for only 13% of total U.S. economic growth, the overall effect was limited. According to the government's initial estimate, exported goods during the first quarter of this year fell by $12 billion, the largest quarterly amount since the third quarter of 1982.

    Slower overseas growth curtails business for U.S. exporters and dampens U.S. economic growth. And a strong U.S. dollar and weak Asian currencies mean imported goods are cheaper, helping to keep U.S. producers from raising prices, which keeps inflation in check.

IF EXPORTS  DROPPED  BY SUCH A LARGE  AMOUNT,  WHY DID  ECONOMIC  GROWTH  REMAIN
ROBUST?

    Keep in mind that approximately two-thirds of U.S. economic growth is created by consumer spending. Consumer spending increased by $68 billion during the first quarter and was at its strongest pace in six years. So, the net result was that the problems overseas made only a minor dent in the U.S. economy.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/98)
10-20 Years        53%
20-25 Years        47%


PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
10-20 Years        40%
20-25 Years        35%
25-30 Years        25%


16      LONG-TERM TREASURY                     AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TREASURY

DOES THAT MEAN IT'S SAFE TO DISCOUNT THE IMPACT OF ASIAN ECONOMIC TURMOIL?

    Not really. For now, the situation is a minor help in keeping U.S. inflation in check. However, if Asian economic problems worsened, further hampering Japan's ailing economy, that could spell bad news for the U.S. Treasury market.

    Foreign holdings, as a percent of total privately held U.S. government debt, have doubled over the last five years. As of November 1997, $1.3 trillion, or nearly 38% of all privately held U.S. government debt was held by investors overseas. Japan holds $318 billion in U.S. government debt and is the largest foreign holder. Japan recently sold some of its Treasury holdings in an effort to stabilize its currency. These sales increase Treasury supply, as well as take away a significant potential buyer.

WHAT IS THE OUTLOOK FOR INTEREST RATES?

    While it's possible rates could go lower, we believe the majority of the decline in yields is already behind us. We think economic growth would have to slow significantly to get bond prices moving higher again, and a slowdown of that magnitude doesn't seem likely in the near future. Continued economic strength helps establish a floor on how low interest rates can go-the Federal reserve is reluctant to lower short-term interest rates as long as there's at least a threat of inflation from higher wages and robust economic growth.

    On the other hand, the shrinking budget deficit should help support fixed-income securities. The Treasury recently announced the elimination of quarterly three-year note auctions and will auction nominal five-year notes only once a quarter, rather than each month as they have in the past.

    In addition, "real" yields on Treasurys (nominal yields minus the current rate of inflation) now exceed 4%, compared with a historical average of around 2%. High real yields, a healthy economy and strong dollar attract large global capital flows to the U.S. bond market.

WHAT IS YOUR PORTFOLIO STRATEGY GOING FORWARD?

    We believe long-term Treasury yields will range between 5.75% and 6.25% in the coming months. We will likely lengthen the fund's duration from its current stance at 10.5 years if yields rise to 6.25% and shorten duration if yields fall to around 5.75% or lower.

    In addition, we will continue to monitor the Treasury yield curve (a graphic representation of the difference in yields among short-, intermediate- and long-term fixed-income securities), looking for areas that should offer higher expected returns in our most likely scenarios and adding these securities to the portfolio. We will also likely continue to underweight long-term government agency securities.


ANNUAL REPORT                                    LONG-TERM TREASURY       17


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TREASURY

MARCH 31, 1998

Principal Amount                                                  Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

             $  6,250,000   U.S. Treasury Bonds, 13.25%,
                                5/15/14                      $    9,949,938

                4,600,000   U.S. Treasury Bonds, 11.25%,
                                2/15/15                           7,193,158

                 6,500,000  U.S. Treasury Bonds, 7.25%,
                                5/15/16                           7,405,256

                22,500,000  U.S. Treasury Bonds, 8.75%,
                                5/15/17                          29,479,950

                 7,500,000  U.S. Treasury Bonds, 8.875%,
                                2/15/19                          10,024,500

                 8,000,000  U.S. Treasury Bonds, 8.125%,
                                8/15/19                          10,008,960

                10,000,000  U.S. Treasury Bonds, 8.75%,
                                8/15/20                          13,330,500

                13,000,000  U.S. Treasury Bonds, 7.125%,
                                2/15/23                          14,839,110
                                                            --------------------

TOTAL INVESTMENT SECURITIES-100.0%                             $102,231,372
                                                            ====================
   (Cost $92,408,417)

See Notes to Financial Statements


18      LONG-TERM TREASURY                     AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                          SHORT-TERM     INTERMEDIATE- TERM     LONG-TERM
MARCH 31, 1998                             TREASURY           TREASURY           TREASURY

ASSETS
Investment securities, at value
   (identified cost of $41,601,991,
   $369,386,390, and $92,408,417,
   respectively) (Note 3) .........      $  41,770,222       $ 370,771,636      $ 102,231,372

Cash ..............................            189,480             689,369            225,700

Interest receivable ...............            633,923           4,706,534          1,688,619
                                         -------------       -------------      -------------
                                            42,593,625         376,167,539        104,145,691
                                         -------------       -------------      -------------
LIABILITIES

Disbursements in excess
  of demand deposit cash ..........             69,805             311,155            238,854

Payable for capital
  shares redeemed .................            145,647             483,846            197,420

Accrued management fee
  (Note 2) ........................             17,882             161,120             44,876

Distribution fees payable
  (Note 2) ........................                287                  27                 46

Service fees payable
  (Note 2) ........................                287                  27                 46

Dividends payable .................             24,465             221,694             64,556

Payable for trustees'
  fees and expenses ...............                474                 707                540

Accrued expenses and
  other liabilities ...............                 49                 167                 27
                                         -------------       -------------      -------------
                                               258,896           1,178,743            546,365
                                         -------------       -------------      -------------
Net Assets ........................      $  42,334,729       $ 374,988,796      $ 103,599,326
                                         =============       =============      =============
NET ASSETS CONSIST OF:

Capital paid in ...................      $  42,356,571       $ 372,525,397      $  92,236,977

Accumulated undistributed
  net realized gain (loss)
  on investment transactions ......           (190,073)          1,078,153          1,539,394

Net unrealized appreciation on
  investments (Note 3) ............            168,231           1,385,246          9,822,955
                                         -------------       -------------      -------------
                                         $  42,334,729       $ 374,988,796      $ 103,599,326
                                         =============       =============      =============
Investor Class

Net assets ........................      $  40,874,340       $ 374,860,910      $ 103,381,216

Shares outstanding ................          4,171,264          35,485,469          9,774,869

Net asset value per share .........      $        9.80       $       10.56      $       10.58


Advisor Class

Net assets ........................      $   1,460,389       $     127,886      $     218,110

Shares outstanding ................            149,033              12,105             20,623

Net asset value per share .........      $        9.80       $       10.56      $       10.58

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF ASSETS AND LIABILITIES      19


                           STATEMENTS OF OPERATIONS

                                        SHORT-TERM     INTERMEDIATE- TERM     LONG-TERM
YEAR ENDED MARCH 31, 1998                TREASURY           TREASURY           TREASURY

INVESTMENT INCOME

Income:

Interest ........................      $  2,330,971       $ 21,299,336      $  8,125,299
                                       ------------       ------------      ------------
Expenses (Note 2):

Investment advisory fees ........           169,057          1,520,464           529,017

Administrative fees .............            11,573            101,989            41,622

Transfer agency fees ............            11,510             77,150            66,019

Printing and postage ............             6,811             34,620            13,674

Trustees' fees and expenses .....             5,822             11,700             7,334

Custodian fees ..................             8,451             11,267             5,355

Registration and filing fees ....             9,613             11,088            13,035

Auditing and legal fees .........             2,234              6,260             2,857

Other operating expenses ........             1,166              5,043             2,288

Organization costs ..............             1,454               --               1,454

Distribution fees - Advisor Class             1,300                124                90

Service fees - Advisor Class ....             1,300                124                90
                                       ------------       ------------      ------------
  Total expenses ................           230,291          1,779,829           682,835

Amount waived ...................           (15,245)              --              (6,486)
                                       ------------       ------------      ------------
  Net expenses ..................           215,046          1,779,829           676,349
                                       ------------       ------------      ------------
Net investment income ...........         2,115,925         19,519,507         7,448,950
                                       ------------       ------------      ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments             65,744          9,644,597         4,166,419

Change in net unrealized
  appreciation on investments ...           378,595          6,630,430        12,123,302
                                       ------------       ------------      ------------
Net realized and unrealized
  gain on investments ...........           444,339         16,275,027        16,289,721
                                       ------------       ------------      ------------
Net Increase in Net Assets
Resulting from Operations .......      $  2,560,264       $ 35,794,534      $ 23,738,671
                                       ============       ============      ============

See Notes to Financial Statements


20      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1998               SHORT-TERM                  INTERMEDIATE- TERM                   LONG-TERM
AND MARCH 31, 1997                        TREASURY                        TREASURY                        TREASURY

Increase (Decrease) in Net Assets    1998          1997              1998           1997              1998          1997

OPERATIONS

Net investment income .......  $   2,115,925   $   1,857,387   $  19,519,507   $  18,171,895   $   7,448,950   $   7,541,443

Net realized gain (loss)
  on investments ............         65,744        (250,752)      9,644,597        (924,136)      4,166,419      (1,648,291)

Change in net unrealized
  appreciation (depreciation)
  on investments ............        378,595         (25,367)      6,630,430      (5,211,554)     12,123,302      (2,530,525)
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations .      2,560,264       1,581,268      35,794,534      12,036,205      23,738,671       3,362,627
                               -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

  Investor Class ............     (2,089,108)     (1,857,387)    (19,516,910)    (18,170,832)     (7,447,009)     (7,541,443)

  Advisor Class .............        (26,817)           --            (2,597)           --            (1,941)           --

From net realized gains from
  investment transactions:

  Investor Class ............           --          (314,362)           --              --              --              --
                               -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ........     (2,115,925)     (2,171,749)    (19,519,507)    (18,170,832)     (7,448,950)     (7,541,443)
                               -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE
TRANSACTIONS (Note 4)

Net increase (decrease) in
  net assets from capital
  share transactions ........      6,036,113         796,586      29,929,571      23,898,911     (39,260,238)     20,007,751
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets .............      6,480,452         206,105      46,204,598      17,764,284     (22,970,517)     15,828,935

NET ASSETS

Beginning of year ...........     35,854,277      35,648,172     328,784,198     311,019,914     126,569,843     110,740,908
                               -------------   -------------   -------------   -------------   -------------   -------------
End of year .................  $  42,334,729   $  35,854,277   $ 374,988,796   $ 328,784,198   $ 103,599,326   $ 126,569,843
                               =============   =============   =============   =============   =============   =============

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       21


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century -Benham Short-Term Treasury Fund (Short-Term), American Century - Benham Intermediate-Term Treasury Fund
(Intermediate-Term), and American Century - Benham Long-Term Treasury Fund (Long-Term) (the Funds) are three of the eight funds issued by the Trust. Short-Term seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the preservation of capital. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Government. Intermediate-Term seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The Fund intends to pursue its investment objectives by investing primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government. Long-Term seeks to provide a consistent and high level of current income exempt from state taxes. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on October 6, 1997 for Short-Term, October 9, 1997 for Intermediate-Term, and January 12, 1998 for Long-Term. The following significant accounting policies, related to both classes of Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 1998, accumulated net realized capital loss carryovers of $185,007 for Short-Term (expiring 2005) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and


22      NOTES TO FINANCIAL STATEMENTS             AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Funds in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Funds is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion


    The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion. The annualized unified management fee for the period ended March 31, 1998 was 0.53% for Short-Term and 0.52% for both Intermediate-Term and Long-Term.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the period ended March 31, 1998 were $2,600, $248, and $180 for Short-Term, Intermediate-Term, and Long-Term, respectively.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       23


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

    The following expenses, incurred under the new management agreement, were included in Investment Advisory Fees in the Statements of Operations:

                            SHORT-TERM        INTERMEDIATE-TERM       LONG-TERM

Management fees ...........  $139,356            $1,230,987           $411,468

    Total expenses and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the four months ended July 31, 1997, were as follows:

                            SHORT-TERM        INTERMEDIATE-TERM       LONG-TERM
Total expenses (net of
  amount waived) ..........   $73,090             $548,594            $264,701

Ratio of operating expenses
  to average net assets ...    0.59%                0.50%               0.59%

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent,ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:


                             SHORT-TERM       INTERMEDIATE-TERM        LONG-TERM
PURCHASES
U.S. Treasury and
  Agency Obligations ...... $57,680,641         $668,355,595         $68,463,968

PROCEEDS FROM SALES
U.S. Treasury and
  Agency Obligations ...... $51,951,708         $659,766,353        $106,848,336

  On March 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             SHORT-TERM       INTERMEDIATE-TERM       LONG-TERM

Appreciation ..............   $168,357           $2,343,586          $9,177,926

Depreciation ..............     (126)            (1,165,159)          (17,534)
                            -------------      --------------       ------------
Net .......................   $168,231           $1,178,427          $9,160,392
                            =============      ==============       ============

Federal Tax Cost ..........  $41,601,991        $369,593,209         $93,070,980
                            =============      ==============       ============


24      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Funds were as follows (unlimited number of shares authorized):

                                          SHORT-TERM                   INTERMEDIATE-TERM                  LONG-TERM
                                      Shares        Amount            Shares       Amount           Shares         Amount
INVESTOR CLASS

Year ended March 31, 1998

Sold .........................      2,567,149   $  25,097,075      14,443,950   $ 151,080,905       9,608,865   $  98,249,389

Proceeds from shares issued in
  connection with acquisition
  (Note 5) ...................           --              --         2,112,963      21,794,449            --              --

Issued in reinvestment of
  distributions ..............        164,358       1,606,171       1,613,842      16,808,219         663,519       6,690,790

Redeemed .....................     (2,264,205)    (22,130,095)    (15,351,681)   (159,880,431)    (14,077,909)   (144,419,652)
                                -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ......        467,302   $   4,573,151       2,819,074   $  29,803,142      (3,805,525)  $ (39,479,473)
                                =============   =============   =============   =============   =============   =============
Year ended March 31, 1997

Sold .........................      2,110,951   $  20,702,093      13,222,087   $ 135,941,496      12,640,532   $ 121,731,884

Issued in reinvestment of
  distributions ..............        173,971       1,701,032       1,484,213      15,158,997         703,288       6,721,638

Redeemed .....................     (2,205,268)    (21,606,539)    (12,410,526)   (127,201,582)    (11,213,547)   (108,445,771)
                                -------------   -------------   -------------   -------------   -------------   -------------
Net increase .................         79,654   $     796,586       2,295,774   $  23,898,911       2,130,273   $  20,007,751
                                =============   =============   =============   =============   =============   =============
ADVISOR CLASS

Period ended March 31, 1998(1)

Sold .........................        225,866   $   2,214,832          11,866   $     123,904          20,452   $     217,424

Issued in reinvestment of
  distributions ..............          2,637          25,863             239           2,525             171           1,811

Redeemed .....................        (79,470)       (777,733)           --              --              --              --
                                -------------   -------------   -------------   -------------   -------------   -------------
Net increase .................        149,033   $   1,462,962          12,105   $     126,429          20,623   $     219,235
                                =============   =============   =============   =============   =============   =============

(1) Period from October 6, 1997, October 9, 1997, and January 12, 1998 (commencement of sale) to March 31, 1998 for Short-Term, Intermediate-Term,and Long-Term, respectively.

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

    On August 29, 1997, Intermediate-Term acquired all of the net assets of the American Century - Benham Intermediate-Term Government Fund (Intermediate-Term Government), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997.

    The acquisition was accomplished by a tax-free exchange of 2,112,963 shares of Intermediate-Term for 2,245,781 shares of Intermediate-Term Government, outstanding on August 29, 1997. The net assets of Intermediate-Term and Intermediate-Term Government immediately before the acquisitions were $325,428,315 and $21,794,449, respectively. Intermediate-Term Government's unrealized depreciation of $59,574 was combined with that of Intermediate-Term. Immediately after the acquisition, the combined net assets of Intermediate-Term (the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization fund) were $347,222,764.

    Intermediate-Term acquired capital loss carryforwards of approximately $119,591. These acquired capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       25


                             FINANCIAL HIGHLIGHTS
                              SHORT-TERM TREASURY

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                     Investor                                       Advisor
                                                                      Class                                          Class
                                        1998            1997           1996             1995            1994        1998(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........    $     9.68      $     9.84      $     9.73      $     9.86      $    10.04      $     9.80
                                  ----------      ----------      ----------      ----------      ----------      ----------
Income From Investment
Operations

  Net Investment Income ......          0.53            0.52            0.53            0.50            0.36            0.25

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............          0.12           (0.07)           0.11           (0.13)          (0.14)           --
                                  ----------      ----------      ----------      ----------      ----------      ----------
  Total From Investment
  Operations .................          0.65            0.45            0.64            0.37            0.22            0.25
                                  ----------      ----------      ----------      ----------      ----------      ----------
Distributions

  From Net Investment
  Income .....................         (0.53)          (0.52)          (0.53)          (0.50)          (0.36)          (0.25)

  From Net Realized
  Capital Gains ..............          --             (0.09)           --              --             (0.03)           --

  In Excess of Net
  Realized Gains .............          --              --              --              --             (0.01)           --
                                  ----------      ----------      ----------      ----------      ----------      ----------
  Total Distributions ........         (0.53)          (0.61)          (0.53)          (0.50)          (0.40)          (0.25)
                                  ----------      ----------      ----------      ----------      ----------      ----------
Net Asset Value,

End of Period ................    $     9.80      $     9.68      $     9.84      $     9.73      $     9.86      $     9.80
                                  ==========      ==========      ==========      ==========      ==========      ==========
  Total Return(2) ............          6.89%           4.62%           6.71%           3.85%           2.16%           2.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........          0.55%           0.61%           0.67%           0.67%           0.58%           0.78%(3)

Ratio of Net Investment Income
to Average Net Assets ........          5.45%           5.26%           5.39%           5.22%           3.53%           5.20%(3)

Portfolio Turnover Rate ......           140%            234%            224%            141%            262%            140%

Net Assets, End
of Period (in thousands) .....    $   40,874      $   35,854      $   35,648      $   56,090      $   24,929      $    1,460

(1) October 6, 1997 (commencement of sale) through March 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                          INTERMEDIATE-TERM TREASURY

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                        Investor                                       Advisor
                                                                          Class                                         Class
                                        1998               1997            1996            1995            1994        1998(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........   $     10.06        $     10.24     $      9.99     $     10.18     $     10.73     $     10.42
                                 -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment
Operations

  Net Investment Income ......          0.59               0.58            0.58            0.53            0.48            0.26

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............          0.50              (0.18)           0.25           (0.19)          (0.27)           0.14
                                 -----------        -----------     -----------     -----------     -----------     -----------
  Total From Investment
  Operations .................          1.09               0.40            0.83            0.34            0.21            0.40
                                 -----------        -----------     -----------     -----------     -----------     -----------
Distributions

  From Net Investment
  Income .....................         (0.59)             (0.58)          (0.58)          (0.53)          (0.48)          (0.26)

  From Net Realized
  Capital Gains ..............          --                 --              --              --             (0.06)           --

  In Excess of Net Realized
  Capital Gains ..............          --                 --              --              --             (0.22)           --
                                 -----------        -----------     -----------     -----------     -----------     -----------
  Total Distributions ........         (0.59)             (0.58)          (0.58)          (0.53)          (0.76)          (0.26)
                                 -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value,

End of Period ................   $     10.56        $     10.06     $     10.24     $      9.99     $     10.18     $     10.56
                                 ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ............         11.04%              4.05%           8.42%           3.54%           1.85%           3.90%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........          0.51%              0.51%           0.53%           0.53%           0.51%           0.77%(3)

Ratio of Net Investment Income
to Average Net Assets ........          5.63%              5.72%           5.65%           5.35%           4.50%           5.28%(3)

Portfolio Turnover Rate ......           194%(4)            110%            168%             92%            213%            194%(4)

Net Assets, End
of Period (in thousands) .....   $   374,861        $   328,784     $   311,020     $   305,353     $   351,369     $       128

(1) October 9, 1997 (commencement of sale) through March 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Purchases, sales and market value amounts for Benham Intermediate-Term Government prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in notes to financial statements.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       27


                             FINANCIAL HIGHLIGHTS
                              LONG-TERM TREASURY

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                     Investor                                      Advisor
                                                                       Class                                        Class
                                        1998            1997            1996           1995            1994        1998(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........   $      9.32     $      9.67     $      9.05     $      9.38    $     10.24    $     10.85
                                 -----------     -----------     -----------     -----------    -----------    -----------
Income From Investment
Operations

  Net Investment Income ......          0.61            0.60            0.60            0.60           0.63           0.12

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............          1.26           (0.35)           0.62           (0.33)         (0.27)         (0.27)
                                 -----------     -----------     -----------     -----------    -----------    -----------
  Total From Investment
  Operations .................          1.87            0.25            1.22            0.27           0.36          (0.15)
                                 -----------     -----------     -----------     -----------    -----------    -----------
Distributions

  From Net Investment
  Income .....................         (0.61)          (0.60)          (0.60)          (0.60)         (0.63)         (0.12)

  From Net Realized
  Capital Gains ..............          --              --              --              --            (0.45)          --

  In Excess of Net Realized
  Capital Gains ..............          --              --              --              --            (0.14)          --
                                 -----------     -----------     -----------     -----------    -----------    -----------
  Total Distributions ........         (0.61)          (0.60)          (0.60)          (0.60)         (1.22)         (0.12)
                                 -----------     -----------     -----------     -----------    -----------    -----------
Net Asset Value,

End of Period ................   $     10.58     $      9.32     $      9.67     $      9.05    $      9.38    $     10.58
                                 ===========     ===========     ===========     ===========    ===========    ===========
  Total Return(2) ............         20.48%           2.65%          13.46%           3.25%          2.87%         (1.34)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........          0.54%           0.60%           0.67%           0.67%          0.57%          0.77%(3)

Ratio of Net Investment Income
to Average Net Assets ........          6.00%           6.28%           5.93%           6.84%          5.89%          5.42%(3)

Portfolio Turnover Rate ......            57%             40%            112%            147%           200%            57%

Net Assets, End
of Period (in thousands) .....   $   103,381     $   126,570     $   110,741     $    34,906    $    18,003    $       218

(1) January 12, 1998 (commencement of sale) through March 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


28      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Government Income Trust and the Shareholders of the American Century - Benham Short-Term Treasury Fund, American Century - Benham Intermediate-Term Treasury Fund, and American Century - Benham Long-Term Treasury Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Century - Benham Short-Term Treasury Fund, American Century - Benham Intermediate-Term Treasury Fund, and American Century - Benham Long-Term Treasury Fund (three of the Funds comprising American Century Government Income Trust) (the Funds) as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets as of March 31, 1997 and the financial highlights for each of the four years in the period ended March 31, 1997, were audited by other auditors, whose report, dated May 2, 1997, expressed an unqualified opinion on those statements

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 12, 1998


ANNUAL REPORT                        REPORT OF INDEPENDENT ACCOUNTS       29


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 2, 1997, the Short-Term, Intermediate-Term and Long-Term Treasury funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees.

    Now more shares are purchased through financial intermediaries (who ordinarily are compensated for the services they provide). In September 1997, American Century began to offer two classes of shares for Short-, Intermediate- and Long-Term Treasury funds. One class is for investors buying directly from American Century, the other is for investors buying through financial intermediaries.

    The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders pay no commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than that of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


30    SHARE CLASS AND RETIREMENT
      ACCOUNT INFORMATION                          AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       31


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

    INTERMEDIATE-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

    LONG-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

    Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The LEHMAN 1- TO 3-YEAR GOVERNMENT SECURITIES INDEX is an index of U.S. Treasury and government agency securities with remaining maturities between 1 and 3 years.

    The SALOMON BROTHERS 3- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

    The SALOMON BROTHERS LONG-TERM TREASURY/ AGENCY INDEX is an index of U.S. Treasury and agency securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the U.S. Treasury funds are:

    SHORT U.S. TREASURY FUNDS (Short-Term Treasury) --funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of less than three years.

    INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of 5-10 years.

    GENERAL U.S. TREASURY FUNDS (Long-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Managers      Newlin Rankin,  Bob Gahagan,
                          Dave Schroeder
--------------------------------------------------------------------------------

32      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-28.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury.


ANNUAL REPORT                                              GLOSSARY       33

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